STATEMENT OF ADDITIONAL INFORMATION
RIDGEWORTH FUNDS
August 1, 2009
Investment Adviser:
RIDGEWORTH INVESTMENTS
(the “Adviser”)
This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of RidgeWorth Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectuses dated August 1, 2009, as may be supplemented from time to time. This SAI relates to each class of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

						Institutional	Corporate
	A Shares	B Shares*	C Shares	I Shares	R Shares	Shares	Trust Shares
Equity Funds
Aggressive Growth Stock Fund	✓			✓
Emerging Growth Stock Fund	✓			✓
International Equity 130/30 Fund	✓			✓
International Equity Fund	✓			✓
International Equity Index Fund	✓			✓
Large Cap Core Equity Fund	✓		✓	✓
Large Cap Growth Stock Fund	✓		✓	✓
Large Cap Quantitative Equity Fund	✓			✓

						Institutional	Corporate
	A Shares	B Shares*	C Shares	I Shares	R Shares	Shares	Trust Shares
Large Cap Value Equity Fund	✓		✓	✓
Mid-Cap Core Equity Fund	✓		✓	✓
Mid-Cap Value Equity Fund	✓		✓	✓
Real Estate 130/30 Fund	✓			✓
Select Large Cap Growth Stock Fund	✓		✓	✓
Small Cap Growth Stock Fund	✓		✓	✓
Small Cap Value Equity Fund	✓		✓	✓
U.S. Equity 130/30 Fund	✓			✓
Taxable Fixed Income Funds
Corporate Bond Fund	✓		✓	✓
High Income Fund	✓			✓	✓
Intermediate Bond Fund	✓			✓	✓
Investment Grade Bond Fund	✓			✓	✓
Limited Duration Fund				✓
Limited-Term Federal Mortgage Securities Fund	✓		✓	✓
Seix Floating Rate High Income Fund	✓		✓	✓
Seix Global Strategy Fund	✓			✓
Seix High Yield Fund	✓			✓	✓
Short-Term Bond Fund	✓		✓	✓
Short-Term U.S. Treasury Securities Fund	✓		✓	✓
Total Return Bond Fund	✓			✓	✓

						Institutional	Corporate
	A Shares	B Shares*	C Shares	I Shares	R Shares	Shares	Trust Shares
U.S. Government Securities Fund	✓		✓	✓
U.S. Government Securities				✓
Ultra-Short Bond Fund
Ultra-Short Bond Fund				✓
Tax-Exempt Fixed Income Funds
Georgia Tax-Exempt Bond Fund	✓			✓
High Grade Municipal Bond Fund	✓			✓
Investment Grade Tax-Exempt Bond Fund	✓			✓
Maryland Municipal Bond Fund	✓			✓
North Carolina Tax-Exempt Bond Fund	✓			✓
Virginia Intermediate Municipal Bond Fund	✓			✓
Money Market Funds
Institutional Cash Management Money Market Fund						✓
Institutional Municipal Reserve Cash Management Money Market Fund						✓
Institutional U.S. Government Securities Money Market Fund						✓
Institutional U.S. Treasury Securities Money Market Fund						✓	✓
Prime Quality Money Market Fund	✓		✓	✓
Tax-Exempt Money Market Fund	✓			✓

						Institutional	Corporate
	A Shares	B Shares*	C Shares	I Shares	R Shares	Shares	Trust Shares
U.S. Government Securities Money Market Fund	✓			✓
U.S. Treasury Money Market Fund	✓			✓
Virginia Tax-Free Money Market Fund	✓			✓
Allocation Strategies
Aggressive Growth Allocation Strategy (formerly, Life Vision Aggressive Growth Fund)	✓	✓	✓	✓
Conservative Allocation Strategy (formerly, Life Vision Conservative Fund)	✓	✓	✓	✓
Growth Allocation Strategy (formerly, Life Vision Growth and Income Fund)	✓	✓	✓	✓
Moderate Allocation Strategy (formerly, Life Vision Moderate Growth Fund)	✓	✓	✓	✓
The Equity Funds and Allocation Strategies are collectively referred to herein as “Equity Funds” and the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are collectively referred to herein as the “Fixed Income Funds.”

*	B Shares are no longer offered to new investors.
This SAI is incorporated by reference into the Trust’s prospectuses dated August 1, 2009. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained by writing to the Trust or calling toll-free 1-888-784-3863.

THE TRUST
Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a “Fund” and collectively, the “Funds”) of units of beneficial interest (“shares”) and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. Each Fund, except, the Maryland Municipal Bond Fund, the North Carolina Tax-Exempt Bond Fund, the Real Estate 130/30 Fund, the Seix Global Strategy Fund and the Virginia Intermediate Municipal Bond Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
DESCRIPTION OF PERMITTED INVESTMENTS
The Funds’ respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds’ prospectuses under the “Investment Strategy” section and the associated risk factors. A Subadviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds’ stated investment policies.
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a “depositary”). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.
Acquisitional/equipment lines (delayed-draw term loans). Acquisitional/equipment lines (delayed-draw term loans) are credits that may be drawn down for a given period to purchase specified assets or equipment or to make acquisitions. The issuer pays a fee during the commitment period (a ticking fee). The lines are then repaid over a specified period (the term-out period). Repaid amounts may not be re-borrowed. To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.
Asset-Backed Securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans or manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations. Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating a Fund’s industry concentration levels.
Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.
Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.
For purposes of calculating Annual Fund Operating Expenses in the Prospectus, direct or indirect fees associated with investing in structured products such as asset-backed securities are not included.
Bank Obligations. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Subadvisers believe that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:
• Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.
• Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

• Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.
A Fund will not purchase obligations issued by the Adviser, Subadvisers, or their affiliates.
Borrowing. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing.
In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.
Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.
Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Bonds. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than nonconvertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as “busted” convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.
Corporate Issues. Corporate issues refer to debt instruments issued by private corporations or other business entities. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Fund will buy corporate issues subject to any quality constraints. Corporate issues may also be issued by master limited partnerships and real estate investment trusts, or REITS.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer, in general (the “Reference Instrument”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.
Custodial Receipts. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a “separate security” is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.
Debt Securities. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Dollar Rolls. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.
Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.
If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations. A Fund may also cover the transaction by means of an offsetting transaction or by other means permitted under the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder.
Equipment Trust Certificates (“ETCs”). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.
Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:
•	Commodity Equity Securities – Commodity equity securities represent equity securities of companies that principally engage in the energy, metals, and agriculture group of industries. These companies may include, for example, integrated oil companies; companies engaged in the exploration and production of oil and gas; companies primarily involved in the production and mining of coal, related products, and other consumable fuels; fertilizer and agricultural chemicals companies; producers of aluminum and related products; companies engaged in producing or extracting metals and minerals; producers of gold, precious metals and minerals, and related products; producers of iron and steel; manufacturers of timber and related wood and paper products; and producers of agricultural products, including crop growers, owners of plantations, and companies that produce and process foods

Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Generally, capitalization or market capitalization is a measure of a company’s size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Equity-Linked Securities. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer’s operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.
•	PERCS. Preferred Equity Redemption Cumulative Stock (“PERCS”) technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

•	ELKS. Equity-Linked Securities (“ELKS”) differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest six times during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

•	LYONS. Liquid Yield Option Notes (“LYONS”) differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like a Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.
Eurodollar and Yankee Dollar Obligations. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Eurodollar and Yankee Dollar obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar and Yankee Dollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.
Exchange Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”), iShares® and VIPERs®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also “Investment Company Shares” below).
Fixed Income Securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund’s net asset value.
Floating Rate Instruments. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.
Foreign Securities. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
In making investment decisions for the Funds, the Subadvisers evaluate the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”). Of course, the Subadviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.
Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.
By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund’s investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.
Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.
Foreign Currency: A Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. A Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a foreign currency forward contract (“forward contract”). A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A forward contract “locks in” the exchange rate between the currency it will deliver and the currency it will receive at the maturity of the contract. A Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. In addition, the Fund may enter into forward contracts to gain exposure to foreign markets.
At or before settlement of a forward contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of a Fund into the currency. A Fund may close out a forward contract by purchasing or selling an offsetting contract, in which case it will realize a gain or a loss.
A Fund may invest in a combination of forward contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated money market instruments with “long” forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
For hedging purposes, a Fund may invest in forward contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency. It also is possible, under certain circumstances that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency. At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
A Fund may also enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.
When a Fund purchases or sells a forward contract, under applicable federal securities laws, rules, and interpretations thereof and applicable exchange rules, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forward contracts that are contractually required to “cash-settle,” a Fund may set aside or deliver liquid assets, including cash, in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside or delivering assets equal to only its net obligation under “cash-settled” forward contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future.
A Fund may otherwise cover the transaction by means of an offsetting transaction or by other means permitted by the 1940 Act or the rules and SEC interpretations thereunder. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The Funds reserve the right to modify their asset segregation policies in the future.
Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.
Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.
When a Fund purchases or sells a futures contract, under applicable federal securities laws, rules, and interpretations thereof and applicable exchange rules, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” a Fund may set aside or deliver liquid assets, including cash, in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside or delivering assets equal to only its net obligation under “cash-settled” futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The Funds reserve the right to modify their asset segregation policies in the future.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.
A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.
In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure
Guaranteed Investment Contracts (“GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.
Hedging Techniques. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.
High Yield Securities. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB- by Standard & Poor’s Ratings Group (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The risks associated with investing in high yield securities include:
1. High yield, lower rated bonds may involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB- or higher by S&P or Baa3 or higher by Moody’s) due to changes in the issuer’s creditworthiness.
2. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
3. Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.
4. The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.
Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Trust’s Board of Trustees, the Subadviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Subadviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets (10% with respect to the Money Market Funds) in illiquid securities.
Initial Public Offerings. A Fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.
Inverse Floaters. A Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.
Investment Company Shares. A Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.
Under Section 12(d)(1) of the 1940 Act, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (other than money market funds), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, a Fund may exceed these limits if (i) the ETF or the Fund has received an order for exemptive relief from the 3%, 5%, or 10% limitations from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”), for funds of funds.
For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above.) The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to orders issued by the SEC to iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust and procedures approved by the Board, each Fund may invest in iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund nor the iShares® Funds makes any representations regarding the advisability of investing in the Funds.

Investment Grade Obligations. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. (“Fitch”), or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Subadviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if its Subadviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer’s capacity to repay its obligation remains unchanged.
Leveraged Buyouts. A Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions (“LBOs”). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO limited partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
Distributions attributable to gain from the sale of master limited partnerships may be taxed as ordinary income.
Medium-Term Notes. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Subadviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see Appendix A to this SAI.
Mortgage-Backed Securities. A Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities (“MBS”) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans or other asset-backed securities (the “Underlying Assets”). Such securities may be issued by U.S. government agencies and government-sponsored entities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and MHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.
Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since such entities are considered to be instrumentalities of the United States. A Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.
Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.
In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBS to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBS until all other classes having an earlier stated maturity have been paid in full. An important feature of MBS is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).
CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a “tranche” is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity — the latest date by which the tranche can be completely repaid, assuming no prepayments – and has an average life — the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.
Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.
REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody’s.
Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.
For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.
Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs (“PAC Bonds”) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest only” security (“IO”) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Money Market Fund Investments. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are “eligible securities,” which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a “first tier security”), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality (“second tier security”). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund’s assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund’s total assets or $1 million. At time of purchase, a taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of a Fund would be invested the securities of one issuer. However, a taxable money market fund may hold more than 5% of its assets in first tier securities of a single issuer for three “business days” (that is, any day other than a Saturday, Sunday or customary business holiday).
Municipal Forwards. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. See “When-Issued Securities and Forward Commitment Securities” for more information.
Municipal Lease Obligations. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.
Municipal Securities. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.
Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund’s investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody’s,

(iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody’s, are in the Subadviser’s judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.
From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification and industry concentration, pre-refunded bonds will be treated as governmental issues.
Municipal bonds generally must be rated investment grade by at least one national securities rating agency or, if not rated, must be deemed by the Subadviser to essentially have characteristics similar to those of bonds having the above rating. Bonds downgraded to below investment grade may continue to be held at the discretion of a Fund’s Subadviser. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.
Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Subadviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.
The Subadviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund will limit its put transactions to those with institutions which the Subadviser believe present minimum credit risks, and the Subadviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, a Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.
Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund’s investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.
Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither a Fund nor its Subadviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.
Special Considerations Relating to Municipal Obligations of Designated States

As described in the prospectuses, except for investments in temporary investments, each Tax-Exempt Bond Fund will invest substantially all of its net assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state (“Municipal Obligations”), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.
•	Factors Pertaining to Georgia

The State of Georgia ended March 2009 with revenue collections for the fiscal year to date trailing 2008 levels by 8%. On March 13, Governor Sonny Perdue signed into law the state’s $18.9 billion Amended Fiscal Year 2009 budget. Twice during the fiscal year the Governor reduced revenue estimates in light of a recessionary economy. The budget “made effective use of federal stimulus dollars and the state’s rainy day fund...to lessen the impact of this economic downturn and plan for next year’s budget,” according to the Governor’s office. It is estimated that Georgia could receive up to $6 billion in federal dollars under the American Recovery and Reinvestment Act of 2009, signed into law by President Barack Obama on February 17, 2009.

In a January, 2009 report, Moody’s Investors Service continued to praise the State of Georgia’s conservative fiscal practices, replenishment of reserves from revenues, and well-funded pensions, while acknowledging the state’s budget gaps, likely erosion of fund balances, signs of economic underperformance relative to the nation, and retiree benefit liabilities.

The state’s unemployment rate for February, 2009 was 9.3%, 1.2% above the national average of 8.1%. Total employment in Georgia stood at 3.94 million in February, down from 4.13 million in February 2008.

Georgia’s general obligation debt continues to carry “Aaa/AAA” ratings from Moody’s, Standard and Poor’s, and Fitch. These ratings reflect the state’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the state will maintain its current credit ratings.

•	Factors Pertaining to Maryland

The State of Maryland’s economy continues to expand though at a slower pace than earlier in the decade. The Port of Baltimore’s activity, the State’s proximity to the Washington DC metropolitan area, and higher defense and homeland security spending all benefit the State’s economy which remains as affected, proportionately, by Federal government spending as any state in the nation. According to Moody’s, manufacturing continues to decline as a source of employment for residents and in 2007 is estimated to have provided jobs for only 5% of the workforce, about one-half the national level. Military base realignment is expected to have a positive impact by increasing military presence and related service industry employment. Maryland’s average unemployment rate for December 2008 was estimated at 5.6% compared to the national rate of 7.1%. Per capita income for 2007 was approximately 121% of the national average compared to 115% in 2000, ranking the State as the 4th wealthiest by this measurement.

The State’s revenue growth has slowed in recent years and forecasted growth rates have been adjusted lower following housing market weakness and the recession that began in 2008. Moody’s reports that the State’s revenues grew 7.3% in 2006, down from a 13% growth rate in 2005. Revenues grew 4.4% in 2007 and 5.7% in 2008. Based on this lower growth rate and expenditure pressures, tax changes were implemented during the fiscal year 2008 to increase revenue, including an income tax surcharge for the years 2008-2010 and a draw down on the State Reserve Fund. However, challenges remain as sales and income tax collections remains below forecast. Since the start of the current fiscal year, the Board of Revenue Estimates has lowered its revenue forecast on two occasions for fiscal years 2009 and 2010. Governor’s Budget Reconciliation and Financing Act of 2009 proposes additional adjustments to revenues and expenditures to maintain a balanced budget, with lower ending balances, but has not yet been adopted by the General Assembly.

The State’s general obligation bonds are rated AAA by all of the rating services and are amortized rapidly, over 15 years, as required by the State’s Constitution. This is a credit strength which replenishes debt capacity. According to Moody’s, net tax supported debt at $1,297 per capita ranks Maryland 16th highest of the states. However, when compared to per capita income, the State ranks 21st due to its high income levels with net debt as a percentage of personal income at 3% compared to the 50-state mean of 3.2%. Moody’s also cites the State’s strong financial management, revenue reserves and economy as strengths.

The AAA ratings apply to the State’s direct debt and may not be indicative of the credit rating of other securities purchased by the Maryland Municipal Bond Fund. It also cannot be assumed that the State will maintain its current debt profile and ratings.

•	Factors Pertaining to North Carolina

The State of North Carolina ended February 2009 with revenue collections for the fiscal year to date trailing 2008 levels by 5.9%. Total General Fund revenues year to date are currently at 55.2% of annual budgeted levels, compared to 61.8% at this time last year. On March 17, newly-elected Governor Bev Perdue announced her 2009-2010 proposed budget for the state. The budget “closes a $6.4 billion cumulative gap and reduces spending by $2.6 billion over the next two years...utilizing $2.9 billion of federal recovery funds and recommending a $1.3 billion revenue tax change for tobacco products and alcohol. Further, the budget stresses recurring savings rather than one-time actions, asks agency heads to take a targeted approach to identify reductions, and eliminates or reduces 20 programs that are inefficient, duplicative or costly,” according to the Governor’s office. It is estimated that North Carolina could receive up to $6 billion in federal dollars under the American Recovery and Reinvestment Act of 2009, signed into law by President Barack Obama on February 17, 2009.

In an August, 2008 rating update, Moody’s Investors Service lauded the state’s financial performance, history of strong financial management, and diverse economy, while acknowledging the challenges posed by a slowing economy and rising debt burden.

The state’s unemployment rate for February, 2009 was 10.7%, 2.6% above the national average of 8.1%. Total employment in North Carolina stood at 4.09 million in February, down from 4.29 million in February 2008.

North Carolina’s general obligation debt carries “Aaa/AAA” ratings from Moody’s, Standard and Poor’s, and Fitch. These ratings reflect the state’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the state will maintain its current credit ratings.

•	Factors Pertaining to Virginia

The Commonwealth of Virginia’s economy and employment have grown at a pace exceeding the nation in most years, however, in 2007 employment growth was just 0.9% compared to the national growth rate of 1.1% according to Moody’s. For 2008, employment growth was just 0.3% and the number employed in December 2008 was actually lower than December 2007 by 0.8%. For the years 2002 through 2006, the fastest growing employment categories within the state were construction, professional and business activities, education and health, and leisure and hospitality. Manufacturing and information technology both show lost jobs over this period. The number and value of residential building permits fell in 2006 from 2005 and employment in the construction trades fell in 2007 after peaking in 2006. Slowing real estate markets have had a significant impact on sales and personal income tax collections, pushing state revenue growth rates downward. The State’s unemployment rate of 5.4% for December 2008 was below the national average of 7.2%. Virginia continues to benefit from a diverse economy and higher than average governmental employment and defense related spending, especially in the Northern Virginia suburbs of Washington DC and in the Hampton Roads region, an area with significant military installations. Personal income remains the highest in the southeast and, at 108% of national averages, Virginia ranked 9th of the states in 2007, according to Moody’s. However, the average annual growth rate in personal income for the years 1998 to 2007 was 4.4%, below the national growth rate average of 4.9%.

Virginia’s General Fund Revenue growth was 8.4% in 2006 but fell to just 4.9% for fiscal 2007, and increased only 1.4% in fiscal 2008. Revenue forecasts are lagging significantly in fiscal 2009. Through January, general fund revenue was 5.5% below the prior year and is currently forecast to decline 7.3% for the year. The state has eliminated previously budgeted pay increases, drawn on the Revenue Stabilization Fund, adjusted state agency budgets lower, and the Governor continues to take proactive measures to adjust spending lower by approximately $3 billion over the biennial period through June 2010. In February the General Assembly revised the budget to maintain a balanced budget following passage of the Federal economic stimulus legislation.

Virginia has, historically, maintained low debt ratios, however, the minimal issuance of general obligation debt has been offset of significant growth in appropriation backed debt issued by various state authorities. Moody’s calculates Virginia’s net tax supported debt per capita at $764 compared to the state average of $1,158, ranking Virginia 29th. Comparing debt per capita to personal income, Virginia ranked 34th of the states at 1.9% compared to the state average of 3.2%.
All three major debt rating agencies rate Virginia’s general obligation bonds AAA and Moody’s cites its conservative fiscal management, diverse economy and low debt burden as strengths. This rating applies only to the State’s direct debt and may not be indicative of the rating on other securities that the Virginia Intermediate Municipal Bond Fund may invest in. There is no assurance that the State will maintain its current debt profile or ratings.
Non-Publicly Traded Securities; Rule 144A Securities. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid securities (usually 15% of a fund’s net assets, 10% for the Money Market Funds), unless a Fund’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Subadvisers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.
Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund’s investments in illiquid securities are subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.
Options. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
A Fund must cover all options it purchases or writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund’s custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.
A Fund may trade put and call options on securities, securities indices or currencies, as its Subadviser determines is appropriate in seeking the Fund’s investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
There are significant risks associated with a Fund’s use of options, including the following: (1) the success of a hedging strategy may depend on the Subadviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Other Investments. The Funds are not prohibited from investing in bank obligations issued by clients of the Funds’ administrator or distributor or their respective parent or affiliated companies. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser or any of the Funds’ Subadvisers.
Pay-In-Kind Securities. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.
Preferred Stock. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.
Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. A REIT primarily invests in real estate and real estate mortgages. If a corporation, trust or association meets the REIT requirements, it will be taxed only on its undistributed income and capital gains.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a lender or lessor and may incur substantial costs associated with protecting its investments.
Real Estate Securities. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.
Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund’s net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund’s investments.
Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Subadviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets (10% of the Money Market Funds). The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Subadviser, liquidity or other considerations so warrant.
Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Reverse Repurchase Agreements. A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.
Revolving Credit Facilities (“Revolvers”). Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its obligations to fund Revolvers.
A Fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments. Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of that Fund’s limitation on illiquid investments.
Securities Lending. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, subadviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Fund. A Fund may pay a portion of the interest earned from the investment of collateral or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.
By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive from the borrower at least 100% cash collateral or equivalent securities of the type discussed in the preceding; (ii) the borrower must increase such collateral whenever the market value of the securities increases above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the Fund’s custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that in the event where a matter is presented for a vote on an issuer’s proxy which would have a material effect on a Fund or its investment, the Fund must attempt to terminate the loan and regain the right to vote the securities. Please refer to Appendix B-1: Proxy Voting Policy: Securities Lending Program for additional information with respect to the Funds’ policies for what constitutes a “material effect” with respect to the practice of recalling securities on loan for the sole purpose of voting proxies for such securities. There is a risk that the Fund may not be able to recall the security in sufficient time to vote on material proxy matters; however, the Fund will make a best faith effort where it has been determined that the outcome of such vote would have a “material effect” on a Fund or its investment. In addition, as a general practice, the Funds will not recall loans solely to receive income payments. See “Taxes” section of this SAI for information on the security lending program’s impact on treatment of income which could increase a Fund’s tax obligation which is subsequently passed on to its shareholders.
Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.
Senior Loans
Structure of Senior Loans. A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior Loans primarily include senior floating rate loans and secondarily senior fixed rate loans, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
A Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor. A Fund may invest up to 10% of its total assets in “Participations.” Participations by a Fund in a Loan Investor’s portion of a Senior Loan typically will result in a Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a participation, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.
Loan Participations. Loan participations are interests in loans to U.S. corporations, which loans are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the underlying issuer of the loan, but a Fund derives its rights in the loan participation from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.
In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the intermediary bank may become insolvent.
The secondary market for loan participations is limited and any such participation purchased by a Fund may be regarded as illiquid.
Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.
Certain Fees Paid to a Fund. In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by a Fund may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement a Fund has direct recourse against the borrower, a Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of a Fund and the other Loan Investors pursuant to the applicable Loan Agreement.
A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.
Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect a Fund’s performance because a Fund should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on a Fund’s yield.
Other Information Regarding Senior Loans. From time to time a Subadviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which a Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.
A Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for a Fund. As a matter of policy, a Fund will not consider equity securities to be eligible holdings.
A Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. A Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
A Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.
If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate a Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect a Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in loan collateral. If a Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, a Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a Fund could also have to refund interest (see the prospectus for additional information).
A Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Fund’s purchase of a Senior Loan. A Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Fund’s investment policies.
Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.
Short Sales. A Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale “against-the-box” is a taxable transaction to a Fund with respect to the securities that are sold short.
Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund is required to pay a premium or daily interest, which will increase the total cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
Until a Fund closes its short position or replaces the borrowed security, a Fund will: (a) earmark or maintain in a segregated account cash or liquid securities at such a level that (i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the current market value of the security sold short, or (b) otherwise cover a Fund’s short positions. Uncovered short sales incur a higher level of risk because to cover the short sale, the security may have to be purchased in the open market at a much higher price.

Short-Term Obligations. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.
Standby Commitments and Puts. A Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Subadviser believes present minimal credit risks, and the Subadviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other general unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.
The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to a Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in a Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.
STRIPS. Separately Traded Interest and Principal Securities (“STRIPS”) are component parts of U.S. Treasury securities traded through the federal book-entry system. A Subadviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund’s investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Subadviser will only purchase, for Money Market Funds, STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund’s assets that may be comprised of STRIPS, the Subadviser will monitor the level of such holdings to avoid the risk of impairing shareholders’ redemption rights and of deviations in the value of shares of the Money Market Funds.

Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Subadviser in accordance with credit-risk guidelines established by the Board of Trustees.
Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500® Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Subadviser wishes to accept while avoiding or reducing certain other risks.
Supranational Agency Obligations. Supranational Agency Obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the “World Bank”), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.
Swap Agreements. A Fund may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund’s investment objective and strategies. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Fund’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. For purposes of each of the Fund’s requirements under Rule 12d3-1 (where, for example, a Fund is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Fund is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of a Fund’s total assets, both counterparty exposure and reference entity exposure will be reviewed where appropriate. The mark-to-market value will be used to measure the Fund’s counterparty exposure. With respect to reference entity exposure, the notional value of the swap will be used when protection is sold on the underlying reference entity. The mark-to-market value will be used when protection is bought on the underlying reference entity. Should the Fund acquire an interest in a swap that is traded on a centralized exchange, the Fund will not consider the counterparty to be an issuer for these purposes if it is determined that counterparty risk has been eliminated through use of the centralized exchange. Further, the Fund will use the same approach described above for Section 5b-1 to satisfy the Fund’s SubChapter M quarter-end requirements under the Internal Revenue Code. Exposure may be adjusted by appropriate offsets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Subadviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Taxable Municipal Securities. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include “private activity bonds” that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility’s user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.
•	Tax Credit Bonds (“Build America Bonds”). Build America Bonds are taxable bonds issued by federal and state local governments that allow a new direct federal payment subsidy. At the election of the state and local governments, the Treasury Department will make a direct payment to the state or local governmental issuer in an amount equal to 35% of the interest payment on the Build America Bonds. As a result, state and local governments will have lower net borrowing costs. This will also make Build America Bonds attractive to a broader group of investors that typically invest in traditional state and local tax-exempt bonds, where interest rates have historically been 20% lower than taxable interest rates.
Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.
Trust Preferred Securities. Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates. The Student Loan Marketing Association can issue debt both as a U.S. government agency or as corporation. If the debt is issued as a corporation, it is not considered a U.S. government obligation.
• Federal Deposit Insurance Corporation (“FDIC”) Backed Bonds. FDIC-backed bonds are senior unsecured debt obligations issued by banks, thrifts and some holding companies that participate in the FDIC’s Temporary Liquidity Guaranty Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies, in exchange for a fee to the FDIC. The debt must be issued on or before June 30, 2009, and coverage is limited to bonds with maturities of 30 days to three years. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.
• U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts (“TRs”).
• Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.
• Treasury Inflation Protected Notes (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

• Zero Coupon Obligations. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.
• U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See “Mortgage-Backed Securities.”
• U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.
Variable and Floating Rate Instruments. Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.
Variable Rate Master Demand Notes. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Subadviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

Warrant. A Warrant is a financial instrument that gives the holder the right, but not the obligation, to purchase a specified amount of an asset at a specified price during a specified period of time. A warrant may give its holder the right to buy shares of stock, bonds, currencies, or commodities. Index Warrants, a type of warrant, allows investors to take a direct position in a commodity, index, currency or economic variable. An example of an Index Warrant is a GDP Warrant, which is a bond that allows investors to invest directly in a country’s economic growth. A GDP Warrant creates long term securities that would be indexed on the economic growth of a country, or rather an economic zone (for example Euroland). Those securities would have two main purposes: 1) to give those countries or other issuers another source of financing, and a new financial management tool; 2) to give investors a hybrid asset which has some feature(s) of an equity security (variable return and/or capital, based on economic performances) while basically being a bond (it is a debt). In the case of a GDP Warrant, the index would be the Gross Domestic Product (GDP).
When-Issued Securities and Forward Commitment Securities. When-Issued and Forward Commitment Securities are securities with settlement dates in excess of normal settlement periods.
When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.
To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities for any securities with settlement dates in excess of normal settlement periods.

INVESTMENT LIMITATIONS
Except with respect to a Fund’s non-fundamental policy relating to liquidity, if a percentage limitation stated in the fundamental and non-fundamental policies below is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value will not result in a violation of such restriction.
Fundamental Policies
Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.
In addition to the 80% investment policy of the Institutional Municipal Cash Reserve Money Market Fund, the Georgia Tax-Exempt Bond Fund, the High Grade Municipal Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Maryland Municipal Bond Fund, the North Carolina Tax-Exempt Bond Fund, the Tax-Exempt Money Market Fund, the Virginia Intermediate Municipal Bond Fund and the Virginia Tax-Free Money Market Fund, the following investment limitations are fundamental policies of the Funds.
No Fund may:
1. With respect to 75% of each Fund’s total assets (50% in the case of the Maryland Municipal Bond Fund, the North Carolina Tax-Exempt Bond Fund, the Real Estate 130/30 Fund, the Seix Global Strategy Fund and the Virginia Intermediate Municipal Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.
2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.
3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.
4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
a.	With respect to the Money Market Funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

b.	No Allocation Strategy may invest more than 25% of its assets in underlying RidgeWorth Funds that, as a matter of policy, concentrate their assets in any one industry. However, an Allocation Strategy may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying RidgeWorth Funds. Each Allocation Strategy may invest up to 100% of its assets in securities issued by investment companies.

c.	The Real Estate 130/30 Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts and by companies that derive at least 50% of revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has 50% of assets in such real estate.
6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).
7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.
8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

Non-Fundamental Policies
The following investment policies are non-fundamental policies of the Funds and may be changed by the Board of Trustees without shareholder approval:
1. With respect to each Fund that is subject to Rule 35d-1 under the 1940 Act, except the Institutional Municipal Cash Reserve Money Market Fund, the Georgia Tax-Exempt Bond Fund, the High Grade Municipal Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Maryland Municipal Bond Fund, the North Carolina Tax-Exempt Bond Fund, the Virginia Intermediate Municipal Bond Fund, the Tax-Exempt Money Market Fund and the Virginia Tax-Free Money Market Fund, any change to a Fund’s investment policy of investing at least 80% of such Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.
2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Funds) would be invested in illiquid securities.
3. No Allocation Strategy currently intends to purchase securities on margin, except that a Allocation Strategy may obtain such short-term credits as are necessary for the clearance of transactions.
4. No Allocation Strategy currently intends to sell securities short.
5. No Allocation Strategy currently intends to purchase or sell futures contracts or put or call options.
6. No Allocation Strategy may invest in shares of unaffiliated money market funds, except as permitted by applicable law or the SEC.
7. The Intermediate Bond Fund will not engage in the strategy of establishing or rolling forward To Be Approved (“TBA”) mortgage commitments.
THE ADVISER
General. RidgeWorth Investments serves as investment adviser to the Funds. RidgeWorth Investments is the trade name of RidgeWorth Capital Management, Inc., a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is responsible for making investment decisions for the Allocation Strategies and continuously reviews, supervises and administers each Allocation Strategy’s investment program. With respect to the other Funds, the Adviser oversees the Subadvisers to ensure compliance with the respective Fund’s investment policies and guidelines and monitors each Subadviser’s adherence to its investment style.

The Board supervises the Adviser with respect to its processes and policies and procedures that are applicable to the Adviser’s management of the Funds. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. The Adviser is a wholly-owned subsidiary of SunTrust Banks, Inc.
Advisory Agreement with the Trust. The Adviser serves as the investment adviser to each Fund pursuant to an agreement (the “Advisory Agreement”) with the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage commissions, and litigation and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.
Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee at the specified annual rate of each Fund’s average daily net assets as listed in the table that follows. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Fund	Fee
Aggressive Growth Allocation Strategy	0.10%
Aggressive Growth Stock Fund	1.10%
Conservative Allocation Strategy	0.10%
Corporate Bond Fund	0.40%
Emerging Growth Stock Fund	1.10%
Georgia Tax-Exempt Bond Fund	0.55%
Growth Allocation Strategy	0.10%
High Grade Municipal Bond Fund	0.55%
High Income Fund	0.60%

Fund	Fee
Intermediate Bond Fund	0.25%
Institutional Cash Management Money Market Fund	0.13%
Institutional Municipal Cash Reserve Money Market Fund	0.15%
Institutional U.S. Government Securities Money Market Fund	0.15%
Institutional U.S. Treasury Securities Money Market Fund	0.15%
International Equity 130/30 Fund	1.25%
International Equity Fund	1.15%
International Equity Index Fund	0.50%
Investment Grade Bond Fund	0.50%
Investment Grade Tax-Exempt Bond Fund	0.50%
Large Cap Core Equity Fund	0.85%
Large Cap Growth Stock Fund	0.97%
Large Cap Quantitative Equity Fund	0.85%
Large Cap Value Equity Fund	0.80%
Limited Duration Fund	0.10%
Limited-Term Federal Mortgage Securities Fund	0.50%
Maryland Municipal Bond Fund	0.55%
Mid-Cap Core Equity Fund	1.00%
Mid-Cap Value Equity Fund	1.00%
Moderate Allocation Strategy	0.10%
North Carolina Tax-Exempt Bond Fund	0.55%
Prime Quality Money Market Fund	0.55%
Real Estate 130/30 Fund	1.25%
Seix Floating Rate High Income Fund	0.45%
Seix Global Strategy Fund	0.60%
Seix High Yield Fund	0.45%
Select Large Cap Growth Stock Fund	0.85%

Fund	Fee
Short-Term Bond Fund	0.40%
Short-Term U.S. Treasury Securities Fund	0.40%
Small Cap Growth Stock Fund	1.15%
Small Cap Value Equity Fund	1.15%
Tax-Exempt Money Market Fund	0.45%
Total Return Bond Fund	0.25%
Ultra-Short Bond Fund	0.22%
U.S. Equity 130/30 Fund	1.10%
U.S. Government Securities Fund	0.50%
U.S. Government Securities Money Market Fund	0.55%
U.S. Government Securities Ultra-Short Bond Fund	0.20%
U.S. Treasury Money Market Fund	0.55%
Virginia Intermediate Municipal Bond Fund	0.55%
Virginia Tax-Free Money Market Fund	0.40%
The above fees are also subject to the following breakpoint discounts:
Equity and Fixed Income Funds:
First $500 million = full fee
Next $500 million = 5% discount from full fee
Over $1.0 billion = 10% discount from full fee
Money Market Funds:
First $1.0 billion = full fee
Next $1.5 billion = 5% discount from full fee
Next $2.5 billion = 10% discount from full fee
Over $5.0 billion = 20% discount from full fee

As discussed in the prospectuses, the Adviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.
For the fiscal years ended March 31, 2009, March 31, 2008, and March 31, 2007, the Funds paid the following advisory fees:

	Fees Paid (in thousands)				Fees Waived (in thousands)
Fund*	2009	2008	2007		2009	2008	2007
Aggressive Growth Allocation Strategy	26	50	64		3	3	—
Aggressive Growth Stock Fund	2,724	3,838	3,425		—	—	—
Conservative Allocation Strategy	10	10	10		14	10	10
Corporate Bond Fund	442	627	1,058		—	—	28
Emerging Growth Stock Fund	1,128	1,433	905		—	—	—
Georgia Tax-Exempt Bond Fund	989	898	780		2	5	—
Growth Allocation Strategy	73	121	135		4	1	—
High Grade Municipal Bond Fund	703	961	960		—	—	—
High Income Fund	267	387	430		18	1	—
Institutional Cash Management Money Market Fund	4,738	4,825	4,190		155	—	—
Institutional Municipal Cash Reserve Money Market Fund	120	108	134		14	4	18
Institutional U.S. Government Securities Money Market Fund	3,900	2,000	1,372		—	7	—
Institutional U.S. Treasury Securities Money Market Fund	4,517	3,663	4,129		69	—	—
Intermediate Bond Fund	2,134	1,360	201		—	—	—
International Equity 130/30 Fund	962	14	*	*	26	48	*	*
International Equity Fund	7,630	13,365	11,905		—	—	—
International Equity Index Fund	3,809	5,192	4,313		9	—	—
Investment Grade Bond Fund	2,029	1,986	2,259		—	—	—
Investment Grade Tax- Exempt Bond Fund	3,364	2,536	1,808		—	—	—
Large Cap Core Equity Fund	7,393	12,877	13,020		—	—	—
Large Cap Growth Stock Fund	5,399	8,298	12,363		117	—	—
Large Cap Quantitative Equity Fund	798	2,400	2,761		5	—	—
Large Cap Value Equity Fund	8,679	8,469	7,163		—	—	—

	Fees Paid (in thousands)					Fees Waived (in thousands)
Fund*	2009	2008		2007		2009	2008		2007
Limited Duration Fund	38	44		731		—	—		—
Limited-Term Federal Mortgage Securities Fund	352	779		2,058		—	—		—
Maryland Municipal Bond Fund	205	218		211		—	—		—
Mid-Cap Core Equity Fund	1,391	2,992		4,050		—	—		—
Mid-Cap Value Equity Fund	2,557	3,017		2,667		—	—		—
Moderate Allocation Strategy	150	221		189		6	—		—
North Carolina Tax- Exempt Bond Fund	251	235		239		—	—		—
Prime Quality Money Market Fund	42,246	48,301		38,890		97	—		—
Real Estate 130/30 Fund	58	16		*	*	62	11		*	*
Seix-Floating Rate High Income Fund	2,470	3,012		1,859		—	—		—
Seix Global Strategy Fund	29	*	*	*	*	35	*	*	*	*
Seix High Yield Fund	3,158	3,843		5,343		—	—		—
Select Large Cap Growth Stock Fund	936	1,104		885		3	—		—
Short-Term Bond Fund	1,450	1,510		1,428		—	—		—
Short-Term U.S. Treasury Securities Fund	335	285		293		—	—		—
Small Cap Growth Stock Fund	4,983	7,781		14,936		—	—		—
Small Cap Value Equity Fund	4,684	7,318		8,476		9	3		—
Tax-Exempt Money Market Fund	8,885	8,773		8,272		261	—		—
Total Return Bond Fund	1,441	1,545		1,364		—	—		—
Ultra-Short Bond Fund	163	184		343		22	1		—
U.S. Equity 130/30 Fund	42	13		*	*	74	19		*	*
U.S. Government Securities Fund	2,275	2,824		2,311		—	—		—
U.S. Government Securities Money Market Fund	9,034	6,615		4,184		174	—		—
U.S. Government Securities Ultra-Short Bond Fund	169	86		69		20	15		11

	Fees Paid (in thousands)			Fees Waived (in thousands)
Fund*	2009	2008	2007	2009	2008	2007
U.S. Treasury Money Market Fund	8,672	6,209	7,550	2,683	75	—
Virginia Intermediate Municipal Bond Fund	1,130	1,187	1,144	—	—	—
Virginia Tax-Free Money Market Fund	2,471	2,741	2,227	32	—	—

*	With respect to the 130/30 Funds, represents fees earned and waived and expenses reimbursed during the period from December 26, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.
THE SUBADVISERS
Each Subadviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Each Subadviser, excluding Alpha Equity Management LLC (“Alpha Equity”) and Zevenbergen Capital Investments LLC (“ZCI”), is a wholly-owned subsidiary of the Adviser. Alpha Equity and ZCI are both minority owned subsidiaries of the Adviser.
Alpha Equity serves as the subadviser to the International Equity 130/30 Fund, the Real Estate 130/30 Fund and the U.S. Equity 130/30 Fund pursuant to an Investment Subadvisory Agreement between the Adviser and Alpha Equity. The Adviser owns less than a 25% interest in Alpha and the remainder is owned by Alpha’s employees.
For its subadvisory services, Alpha is entitled to receive an annual fee paid by the Adviser, which is calculated daily and paid quarterly by the Adviser, at an annual rate based on the average daily net assets of each of the each of the Funds as follows:
-	International Equity 130/30 Fund: 0.75%

-	Real Estate 130/30 Fund: 0.75%

-	U.S. Equity 130/30 Fund: 0.66%
For the fiscal year ended March 31, 2009 and for the period December 26, 2007 (commencement of operations) through March 31, 2008, Alpha received the following subadvisory fees:

	Fees Paid (in thousands)
Fund*	2009	2008
International Equity 130/30 Fund	577	9	*
Real Estate 130/30 Fund	35	9	*
U.S. Equity 130/30 Fund	25	8	*

*	With respect to the 130/30 Funds, represents fees earned during the period from December 26, 2007 (the commencement of operations) through March 31, 2008.
Ceredex Value Advisors LLC (“Ceredex”) serves as the subadviser to the Large Cap Value Equity Fund, the Mid-Cap Value Equity Fund and the Small Cap Value Equity Fund pursuant to an Investment Subadvisory Agreement between the Adviser and Ceredex. For its subadvisory services, Ceredex is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund.
For the fiscal year ended March 31, 2009, Ceredex received the following subadvisory fees:

Fees Paid (in thousands)
Fund	2009
Large Cap Value Equity Fund	3,472
Mid-Cap Value Equity Fund	1,023
Small Cap Value Equity Fund	1,874
Certium Asset Management LLC (“Certium”) serves as the subadviser to the International Equity Fund and the International Equity Index Fund pursuant to an Investment Subadvisory Agreement between the Adviser and Certium. For its subadvisory services, Certium is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund.

For the fiscal year ended March 31, 2009, Certium received the following subadvisory fees:

Fees Paid (in thousands)
Fund	2009
International Equity Fund	3,052
International Equity Index Fund	1,523
Large Cap Quantitative Equity Fund	319
IronOak Advisors LLC (“IronOak”) serves as the subadviser to the Large Cap Core Equity Fund and the Mid-Cap Core Equity Fund pursuant to an Investment Subadvisory Agreement between the Adviser and IronOak. For its subadvisory services, IronOak is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund.
For the fiscal year ended March 31, 2009, IronOak received the following subadvisory fees:

Fees Paid (in thousands)
Fund	2009
Large Cap Core Equity Fund	2,957
Mid-Cap Core Equity Fund	557
Seix Investment Advisors LLC (“Seix”) serves as the subadviser to the Corporate Bond Fund, the High Income Fund, the Intermediate Bond Fund, the Investment Grade Bond Fund, the Limited Duration Fund, the Limited-Term Federal Mortgage Securities Fund, the Seix Floating Rate High Income Fund, the Seix Global Strategy Fund, the Seix High Yield Fund, the Total Return Bond Fund and the U.S. Government Securities Fund pursuant to an Investment Subadvisory Agreement between the Adviser and Seix. For its subadvisory services, Seix is entitled to receive an annual fee paid by the Adviser equal to 60% of the net advisory fee paid by each applicable Fund.
For the fiscal year ended March 31, 2009, Seix received the following subadvisory fees:

Fees Paid (in thousands)
Fund	2009
Corporate Bond Fund	265
High Income Fund	160
Intermediate Bond Fund	1,281
Investment Grade Bond Fund	1,217
Limited Duration Fund	23
Limited-Term Federal Mortgage Securities Fund	211
Seix Floating Rate High Income Fund	1,482
Seix Global Strategy Fund	17
Seix High Yield Fund	1,895
Total Return Bond Fund	864
U.S. Gov’t Securities Fund	1,365
Silvant Capital Management LLC (“Silvant”) serves as the subadviser to the Large Cap Growth Stock Fund, the Select Large Cap Growth Stock Fund and the Small Cap Growth Stock Fund pursuant to an Investment Subadvisory Agreement between the Adviser and Silvant. For its subadvisory services, Silvant is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund.
For the fiscal year ended March 31, 2009, Silvant received the following subadvisory fees:

Fees Paid (in thousands)
Fund	2009
Large Cap Growth Stock Fund	2,160
Select Large Cap Growth Stock Fund	374
Small Cap Growth Stock Fund	1,993

StableRiver Capital Management LLC (“StableRiver”) serves as the subadviser to the Georgia Tax-Exempt Bond Fund, the High Grade Municipal Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Institutional Cash Management Fund, the Institutional Municipal Cash Reserve Fund, the Institutional U.S. Government Securities Money Market Fund, the Institutional U.S. Treasury Securities Money Market Fund, the Maryland Municipal Bond Fund, the North Carolina Tax-Exempt Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Bond Fund, the Ultra-Short Bond Fund, the U.S. Government Securities Ultra-Short Bond Fund and the Virginia Intermediate Municipal Bond Fund pursuant to an Investment Subadvisory Agreement between the Adviser and StableRiver. For its subadvisory services, StableRiver is entitled to receive an annual fee paid by the Adviser equal to 40% of the net advisory fee paid by each applicable Fund.
For the fiscal year ended March 31, 2009, StableRiver received the following subadvisory fees:

Fees Paid (in thousands)
Fund	2009
Georgia Tax-Exempt Bond Fund	396
High Grade Municipal Bond Fund	281
Investment Grade Tax-Exempt Bond Fund	1,346
Maryland Municipal Bond Fund	82
North Carolina Tax-Exempt Bond Fund	101
Short-Term Bond Fund	580
Short-Term U.S. Treasury Securities Fund	134
U.S. Government Securities Ultra-Short Bond Fund	67
Ultra-Short Bond Fund	65
Virginia Intermediate Municipal Bond Fund	452
Prime Quality Money Market Fund	16,899
Tax-Exempt Money Market Fund	3,554
U.S. Gov’t Securities Money Market Fund	3,614
U.S. Treasury Money Market Fund	3,469

Fees Paid (in thousands)
Fund	2009
Virginia Tax-Free Money Market Fund	988
Institutional Cash Management Money Market Fund	1,895
Institutional Municipal Cash Reserve Money Market Fund	48
Institutional U.S. Gov’t Securities Money Market Fund	1,560
Institutional U.S. Treasury Securities Money Market Fund	1,807
ZCI serves as the subadviser to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund pursuant to an Investment Subadvisory Agreement between the Adviser and ZCI. The Adviser owns less than a 25% interest in ZCI and the remainder is owned by ZCI’s employees. For its subadvisory services ZCI is entitled to receive a fee paid by the Adviser at an annual rate of 0.44% based on the average daily net assets of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, which is calculated daily and paid quarterly by the Adviser.
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, ZCI received the following subadvisory fees:

	Fees Paid (in thousands)
Fund*	2009	2008	2007
Aggressive Growth Stock Fund	1,449	$2,181	$1,946
Emerging Growth Stock Fund	598	$814	$505

*	Prior to October 1, 2008, ZCI received a fee paid by the Adviser at an annual rate of 0.625% based on the average daily net assets of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund for its subadvisory services.
Each Subadviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.

Investment Subadvisory Agreements. The Adviser and each Subadviser have entered into separate investment subadvisory agreements (each an “Investment Subadvisory Agreement”) under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the respective Funds, subject to the supervision of, and policies established by, the Adviser and the Board of Trustees of the Trust. After an initial two year term, the continuance of each Investment Subadvisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Investment Subadvisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of that Fund, (ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. Each Investment Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
THE PORTFOLIO MANAGERS
Set forth below is information regarding the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). All information is as of March 31, 2009, except as otherwise noted.
Management of Other Accounts. The table below shows the number of other accounts managed by each portfolio manager and the approximate total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Total Assets in Accounts (millions)
		Other		Other Accounts with Performance-
	Registered	Pooled		Based Fees
Portfolio	Investment	Investment		Number &	Total Assets
Manager	Companies*	Vehicles	Other Accounts	Category	(millions)
Seth Antiles	8/2,066.1	6/381.3	167/7,776.7	2 separately managed accounts	345.8
Charles B. Arrington	2/84.2	1/11.2	2/3.2	0	0
Brett Barner	2/338.1	0	14/264.3	0	0
George E. Calvert Jr.	2/223.3	0	9/109	0	0
Chris Carter	2/214.64	2/338	4/40.7	0	0
Robert Corner	4/562.1	1 / 103.0	38 / 859.3	0	0

	Total Assets in Accounts (millions)
		Other		Other Accounts with Performance-
	Registered	Pooled		Based Fees
Portfolio	Investment	Investment		Number &	Total Assets
Manager	Companies*	Vehicles	Other Accounts	Category	(millions)
Chad Deakins	3/974.8	5/241.2	4/45	0	0
Brook deBoutray	2/219.7	0	53/1,457.3	1 separately	167.9
				managed account
Vince Fioramonti	1/69.52	2/$6.0	2/20.5	2 pooled: 2 other	96.02
Alan Gayle	4/209.3	2/42.1	0	0	0
George Goudelias	1/560.5	8/2,739.9	56/4,29.7	5 CLOs, 1 hedge fund	2,211.4
Chris Guinther	5/959	1/7.9	4/21.2	0	0
James Keegan	9/2,662.7	6/381.3	167/7,776.7	2 separately	345.8
				managed accounts
Michael Kirkpatrick	3/1,027.1	1/34.9	56/4,239.7	0	0
Neil Kochen	3/77.39	3/12.4	0	3 pooled	12.4
Jeffrey E. Markunas	2/405.5	0	78/619.3	0	0
Michael McEachern	5/1624.5	8/2,739.9	56/4,239.7	5 CLOs, 1 hedge fund	2,211.4
Kevin Means	1/4.57	2/5.5	1/12.5	2 pooled: 1 other	22.57
H. Rick Nelson	13/22.8B	1/331	44/846	0	0
Brian Nold	4/1,064	8/2,739.9	56/4,239.7	1 hedge fund	2,211.4
Joe Ransom	1/110.9	1/19.3	23/2.45	1 separately	26.8
				managed account
Mills Riddick	2/1049.6	2/71.0	7/56.6	0	0
Michael Rieger	8/2,241.5	6/381.3	167/7,776.7	2; separately	345.8
				managed accounts

	Total Assets in Accounts (millions)
		Other		Other Accounts with Performance-
	Registered	Pooled		Based Fees
Portfolio	Investment	Investment		Number &	Total Assets
Manager	Companies*	Vehicles	Other Accounts	Category	(millions)
Michael A. Sansoterra	5/959	2/65.6	98/1.5B	0	0
Ron Schwartz	2/914.5	3/198	8/585	0	0
Chad Stephens	4/562.1	1 / 103.0	48 / 931.3	0	0
Perry Troisi	8/2,652.3	6/381.3	167/7,776.7	2 separately	345.8
				managed accounts
Leslie Tubbs	2/219.7	0	53/1,457.3	1 separately	167.9
				managed account
Adrien Webb	9/2,662.7	6/381.3	167/7,776.7	2 separately	345.8
				managed accounts
Matthew Welden	1/731	1/223	4/87	0	0
Don Wordell	1/235.7	0	1/5.0	0	0
Nancy Zevenbergen	2/219.7	0	53/1,457.3	1 separately	167.9
				managed account

*	Includes the RidgeWorth Funds
Potential Conflicts of Interest in Managing Multiple Accounts. A portfolio manager’s management of both a Fund and the other accounts listed in the table above at the same time may give rise to potential conflicts of interest. If a Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold. Each Subadviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner the Subadviser believes is fair and equitable.

Portfolio Manager Compensation Structure.
Portfolio Managers of the Adviser and all Subadvisers except Alpha Equity and ZCI. Portfolio managers earn competitive salaries and participate in incentive bonus plans designed to retain high quality investment professionals. The portfolio managers receive a salary commensurate with the individual’s experience and responsibilities with the firm. The incentive bonus plans may be structured differently, but all incorporate an evaluation of the Fund’s performance returns and/or the Subadviser’s financial performance. Investment performance may be judged directly relative to a peer group and/or benchmark or may be incorporated by measuring business unit financial performance over an extended period under the theory that successful investment performance will translate into improved financial results. Other components that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, marketing, risk management and business development, among others.
Where applicable, investment performance is determined by comparing a Fund’s pre-tax total returns to the returns of the Fund’s benchmark and peer groups over multi-year periods, as applicable. Where portfolio managers manage multiple Funds or other managed accounts, each Fund or other managed account is weighted based on its market value and its relative strategic importance to the Adviser and/or the Subadviser. Other performance attributes are also based on a scorecard that objectively measures key performance attributes, which is then evaluated by the Adviser’s and/or Subadviser’s management to determine the award amount.
As a tool to minimize personnel turnover, the portfolio manager’s incentive bonus will usually have one portion of the incentive bonus paid promptly following the calendar year end and the remaining portion subject to a mandatory deferral which vests over three years subject to the terms and conditions of the incentive bonus plan.
On occasion, a portfolio manager may receive a guaranteed incentive for a fixed period in conjunction with accepting a new position when the Adviser and/or the Subadviser deem it necessary to recruit talented managers.
All full-time employees of the Adviser and Subadvisers, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:
• 401(k) Excess Plan — This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the Adviser’s/Subadviser’s parent company (SunTrust Banks, Inc.), were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.
• ERISA Excess Retirement Plan — This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.
• Voluntary Functional Incentive Plan Deferral — This plan is a provision of a SunTrust Deferred Compensation Plan which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser’s/Subadviser’s annual incentive plans offer this provision to employees who meet the compensation criteria level.
• Restricted Stock Awards — Restricted stock awards are granted to certain select individuals on a case-by-case basis as a form of long-term compensation and as an additional incentive to retain these professionals. The awards often vest based on the recipient’s continued employment with the Adviser/Subadviser, but these awards may also carry additional vesting requirements, including performance conditions.
Portfolio Managers of ZCI and Alpha Equity.
ZCI: ZCI’s portfolio managers, Nancy Zevenbergen, Brooke de Boutray and Leslie Tubbs, work as a team in managing the firm’s accounts, including the Funds. Key professionals, including the portfolio managers, are compensated by salary commensurate with industry standards and individual experience. They are additionally compensated with bonuses based on ZCI’s overall performance. ZCI does not tie compensation to a published or private benchmark. All Managing Directors, including Ms. de Boutray and Ms. Tubbs, are compensated by growth in ZCI’s profits, thereby aligning professional interests with clients’ growth potential.
Alpha Equity: The four primary investment professionals are partners of Alpha Equity management, each having a similar economic stake in the company. Further, the senior executives (the CFO/COO/CCO, Director of Business Development, and Director of Strategic Planning) are also partners. After the payment of administrative expenses, each partner receives a base salary. Cash flow in excess of administrative expenses and partner base salaries are available for bonus allocations. Bonus allocations are determined annually based on contributions of each professional to the success of the overall business and subject to preset formulaic minimums (these minimums are tied to product-revenue generated, which is substantially impacted by investment performance). At current asset and revenue levels, the current compensation for the Partners is 100% base salary.
New investment professionals are provided with industry-competitive salary/bonus opportunities, and if new partners were to join, they would purchase equity shares from existing partners based on then current firm valuation levels. All non-partner employees of Alpha Equity receive a market-competitive base salary and participate in a bonus program tied to individual performance and contributions, as determined annually by the firm’s Partners.
Securities Ownership of Portfolio Managers. The table below shows the range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by the portfolio manager. The information is as of March 31, 2009, except as otherwise noted.

RidgeWorth Fund(s)
Portfolio Manager	Managed	Range of Securities Owned ($)
Seth Antiles	Intermediate Bond Fund	None
	Investment Grade Bond Fund	None
	Limited-Term Federal Mortgage Securities Fund	None
	Limited Duration Fund	None
	Seix Global Strategy Fund	None
	Total Return Bond Fund	None
	U.S. Government Securities Fund	None

RidgeWorth Fund(s)
Portfolio Manager	Managed	Range of Securities Owned ($)
Charles B. Arrington	Mid-Cap Core Equity Fund	10,001-50,000

Brett Barner	Small Cap Value Equity Fund	100,001-500,000

George E. Calvert Jr.	Maryland Municipal Bond Fund	None
	Virginia Intermediate Municipal Bond Fund	None

Chris Carter	Georgia Tax-Exempt Bond Fund	None
	North Carolina Tax-Exempt Bond Fund	None

Robert Corner	Short-Term Bond Fund	10,001-50,000
	Short-Term U.S. Treasury Securities Fund	None
	Ultra-Short Bond Fund	None
	U.S. Government Securities Ultra-Short Bond Fund	None

Chad Deakins	International Equity Fund	1-10,000
	International Equity Index Fund	None
	Large Cap Quantitative Fund	None

Brook deBoutray	Aggressive Growth Stock Fund	50,001-100,000
	Emerging Growth Stock fund	None

Vince Fioramonti	International Equity 130/30 Fund	None
	Aggressive Growth Allocation Strategy	None

Alan Gayle	Conservative Allocation Strategy	None

RidgeWorth Fund(s)
Portfolio Manager	Managed	Range of Securities Owned ($)
Alan Gayle	Growth Allocation Strategy	None
	Moderate Allocation Strategy	None

George Goudelias	Seix Floating Rate High Income Fund	None

Chris Guinther	Large Cap Growth Stock Fund	None
	Select Large Cap Growth Stock Fund	None
	Small Cap Growth Stock Fund	10,001-50,000

James Keegan	Intermediate Bond Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Limited-Term Federal Mortgage Securities Fund	None
	Seix Global Strategy Fund	None
	Corporate Bond Fund	None
	Total Return Bond Fund	None
	U.S. Government Securities Fund	None

Michael Kirkpatrick	Seix High Yield Fund	None

Neil Kochen	International Equity 130/30 Fund	None
	Real Estate 130/30 Fund	None
	U.S. Equity 130/30 Fund	None

Jeffrey E. Markunas	Large Cap Core Equity Fund	100,001-500,000

RidgeWorth Fund(s)
Portfolio Manager	Managed	Range of Securities Owned ($)
Michael McEachern	High Income Fund	100,001-500,000
	Seix Floating Rate High Income Fund	None
	Seix High Yield Fund	None

Kevin Means	Real Estate 130/30 Fund	None

H. Rick Nelson	Short-Term Bond Fund	None
	Short-Term U.S. Treasury Securities Fund	None
	Ultra-Short Bond Fund	None
	U.S. Government Securities Ultra-Short Bond Fund	None

Brian Nold	High Income Fund	None
	Seix High Yield Fund	10,001-50,000

Joe Ransom	Select Large Cap Growth Stock Fund	None

Mills Riddick	Large Cap Value Equity Fund	101,000-500,000

Michael Rieger	Intermediate Bond Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Limited-Term Federal Mortgage Securities Fund	None
	Total Return Bond Fund	None
	U.S. Government Securities Fund	None

RidgeWorth Fund(s)
Portfolio Manager	Managed	Range of Securities Owned ($)
Michael A. Sansoterra	Large Cap Growth Stock Fund	50,001-100,000
	Select Large Cap Growth Stock Fund	None
	Small Cap Growth Stock Fund	10,001-50,000

Ron Schwartz	High Grade Municipal Bond Fund	None
	Investment Grade Tax-Exempt Bond Fund	None

Chad Stephens	Short-Term Bond Fund	None
	Short-Term U.S. Treasury Securities Fund	None
	Ultra-Short Bond Fund	None
	U.S. Government Securities Ultra-Short Bond Fund	None
Perry Troisi	Corporate Bond Fund	None

	Intermediate Bond Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Limited-Term Federal Mortgage Securities Fund	None
	Total Return Bond Fund	None
	U.S. Government Securities Fund	None

RidgeWorth Fund(s)
Portfolio Manager	Managed	Range of Securities Owned ($)
Leslie Tubbs	Aggressive Growth Stock Fund	50,001-100,000
	Emerging Growth Stock Fund	10,001-50,000

Adrien Webb	Intermediate Bond Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Limited-Term Federal Mortgage Securities Fund	None
	Seix Global Strategy Fund	None
	Corporate Bond Fund	None
	Total Return Bond Fund	None
	U.S. Government Securities Fund	None

Matthew Welden	International Equity Index Fund	1-10,000

Don Wordell	Mid-Cap Value Equity Fund	10,001-50,000

Nancy Zevenbergen	Aggressive Growth Stock Fund	50,001-100,000
	Emerging Growth Stock Fund	None

THE ADMINISTRATOR
General. Citi Fund Services Ohio, Inc. (the “Administrator”) serves as administrator of the Trust. Prior to the acquisition of the Administrator by a subsidiary of Citibank N.A. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator provides administration services to other investment companies.
Master Services Agreement with the Trust. The Trust and the Administrator have entered into a master services agreement (the “Master Services Agreement”). Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds’ activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002; fund accounting services; transfer agency services and shareholder services.
The Master Services Agreement provides that it shall remain in effect until July 31, 2010 and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.
Administration Fees to be Paid to the Administrator. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting, transfer agency and shareholder services (expressed as a percentage of the combined average daily net assets of the “RidgeWorth Complex”) of 2.75 basis points (0.0275%) on the first $25 billion, 2.25 basis points (0.0225%) on the next $5 billion, and 1.75 basis points (0.0175%) on the amounts over $30 billion, plus an additional class fee of $2,930 per class annually, applicable to each additional class of shares over 145 classes of shares. The Administrator may waive a portion of its fee.
The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has also separately agreed to provide, for the benefit of shareholders, (i) annual fee waivers and certain administrative services at an annual value of at least $950,000, and (ii) additional annual fee waivers expected to be approximately $200,000 to $300,000 of its annual administrative fees until June 30, 2009. The waivers described in (i) above include targeted fee waivers (“TFWs”) that are not applied uniformly across the Funds. In some instances, the TFWs may be applied to non-capped Funds on a voluntary basis. In certain other instances, the waivers may be applied to Funds subject to a contractual expense limitation or cap. The application of TFWs to contractually capped Funds may decrease or eliminate the Adviser’s obligation to reimburse the Funds for expenses incurred in excess of the expense cap. The administrative services described in (i) above include: (a) paying for certain legal expenses for the benefit of the Funds associated with fund administration matters such as mergers and acquisitions, proxy statements, exemptive relief, contract review, and preparation of SEC filings and prospectuses with respect to the Funds and (b) providing certain shareholder services. The waivers described in (ii) above are applied pro rata to reduce the expenses of each Fund in the RidgeWorth Complex. Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

For the fiscal years ended March 31, 2009, March 31, 2008, and March 31, 2007, the Funds paid the following administrative fees to the Administrator:

	Fees Paid (in thousands)($)					Fees Waived (in thousands)($)
Fund	2009	2008		2007		2009	2008		2007
Aggressive Growth Allocation Strategy	11	16		16		4	3		0
Aggressive Growth Stock Fund	69	93		79		3	4		2
Conservative Allocation Strategy	4	4		2		2	3		1
Corporate Bond Fund	37	39		45		1	13		12
Emerging Growth Stock Fund	28	34		21		1	2		9
Georgia Tax-Exempt Bond Fund	49	44		36		16	14		1
Growth Allocation Strategy	30	38		34		5	1		1
High Grade Municipal Bond Fund	35	46		44		2	2		12
High Income Fund	27	31		18		10	8		8
Institutional Cash Management Money Market Fund	988	1,001		855		285	190		32
Institutional Municipal Cash Reserve Money Market Fund	23	21		22		11	11		8
Institutional U.S. Government Securities Money Market Fund	682	340		231		36	8		9
Institutional U.S. Treasury Securities Money Market Fund	797	635		724		153	46		16
Intermediate Bond Fund	234	156		20		12	23		2
International Equity 130/30 Fund	69	12	*	*	*	16	0	*	*	*
International Equity Fund	227	367		270		9	13		7
International Equity Index Fund	293	406		223		10	11		17
Investment Grade Bond Fund	126	128		114		5	4		3
Investment Grade Tax-Exempt Bond Fund	200	144		91		9	5		2
Large Cap Core Equity Fund	258	447		409		66	17		9
Large Cap Growth Stock Fund	192	274		337		68	83		7

	Fees Paid (in thousands)($)					Fees Waived (in thousands)($)
Fund	2009	2008		2007		2009	2008		2007
Large Cap Quantitative Equity Fund	29	77		82		11	3		2
Large Cap Value Equity Fund	311	307		232		15	12		6
Limited Duration Fund	14	17		18		1	0		0
Limited-Term Federal Mortgage Securities Fund	23	47		104		1	2		3
Maryland Municipal Bond Fund	12	12		10		0	0		0
Mid-Cap Core Equity Fund	49	90		102		7	3		2
Mid-Cap Value Equity Fund	75	87		67		3	6		2
Moderate Allocation Strategy	59	73		48		9	5		1
North Carolina Tax-Exempt Bond Fund	13	12		11		1	0		0
Prime Quality Money Market Fund	2,222	2,520		2,020		394	106		52
Real Estate 130/30 Fund	5	1	*	*	*	1	0	*	*	*
Seix Floating Rate High Income Fund	147	197		104		7	7		17
Seix Global Strategy Fund	2	*	*	*	*	1	*	*	*	*
Seix High Yield Fund	251	279		312		38	18		7
Select Large Cap Growth Stock Fund	48	53		26		6	7		6
Short-Term Bond Fund	107	108		90		5	4		2
Short-Term U.S. Treasury Securities Fund	26	23		18		1	8		0
Small Cap Growth Stock Fund	138	213		344		18	63		45
Small Cap Value Equity Fund	122	182		189		22	7		4
Tax Exempt Money Market Fund	533	526		475		104	21		10

	Fees Paid (in thousands)($)					Fees Waived (in thousands)($)
Fund	2009	2008		2007		2009	2008		2007
Total Return Bond Fund	168	183		138		8	7		3
Ultra-Short Bond Fund	33	33		40		17	28		6
U.S. Equity 130/30 Fund	11	2	*	*	*	1	0	*	*	*
U.S. Government Securities Fund	122	152		117		6	6		3
U.S. Government Securities Money Market Fund	426	305		192		22	13		5
U.S. Government Securities Ultra-Short Bond Fund	29	16		9		12	8		5
U.S. Treasury Money Market Fund	405	286		352		165	34		7
Virginia Intermediate Municipal Bond Fund	56	59		52		3	5		11
Virginia Tax Free Money Market Fund	171	186		141		33	7		3

*	With respect to the 130/30 Funds, represents fees earned and waived during the period from December 26, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.
THE DISTRIBUTOR
The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 10 High Street, Suite 302, Boston, Massachusetts 02110. Under the terms of the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor receives an annual fee of $3,500 per Fund, with a minimum fee of $172,000 annually for the services it performs pursuant to the Distribution Agreement. In addition, the A Shares of the Funds have a distribution and service plan (the “A Shares Plan”), the B Shares of the Funds have a distribution and service plan (the “B Shares Plan”), the C Shares of the Funds have a distribution and service plan (the “C Shares Plan”), and the R Shares have a distribution and service plan (the “R Shares Plan”).Prior to August 20, 2008, Foreside Distribution Services L.P. (“Foreside”) served as the distributor of the Trust’s shares.
The continuance of a distribution agreement must be specifically approved at least annually (i) by the vote of the trustees or by a vote of the shareholders of the funds and (ii) by the vote of a majority of the trustees who are not parties to such distribution agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. A distribution agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the trustees, the distributor, or, with respect to any fund, by a majority of the outstanding shares of that fund, upon 60 days written notice by either party. The Distributor has no obligation to sell any specific quantity of Fund shares.
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Funds paid the following aggregate sales charge payable to the Distributor with respect to the A Shares:

	Aggregate Sales Charge Payable to					Amount Retained by Distributor (in
	Distributor (in thousands) ($)					thousands) ($)
Fund	2009	2008		2007		2009	2008		2007
Aggressive Growth Allocation Strategy	3	4		6		0	0		0
Aggressive Growth Stock Fund	2	1		0		0	0		0
Conservative Allocation Strategy	2	1		1		0	0		0
Corporate Bond Fund	40	0		0		7	0		0
Emerging Growth Stock Fund	0	0		1		0	0		0
Georgia Tax-Exempt Bond Fund	0	0		0		0	0		0
Growth Allocation Strategy	4	24		41		1	0		0
High Grade Municipal Bond Fund	0	0		0		0	0		0
High Income Fund	2	10		1		0	0		0
Intermediate Bond Fund	8	0		0		1	0		0
International Equity 130/30 Fund	0	0	*	*	*	0	0	*	*	*
International Equity Fund	3	2		9		1	0		0
International Equity Index Fund	0	10		5		0	0		0
Investment Grade Bond Fund	35	1		0		6	0		0
Investment Grade Tax-Exempt Bond Fund	17	0		0		3	0		0
Large Cap Core Equity Fund	5	6		8		1	0		0
Large Cap Growth Stock Fund	5	9		17		1	0		0
Large Cap Quantitative Equity Fund	0	0		1		0	0		0
Large Cap Value Equity Fund	7	11		11		1	0		0
Limited-Term Federal Mortgage Securities Fund	0	0		0		0	0		0

	Aggregate Sales Charge Payable to					Amount Retained by Distributor (in
	Distributor (in thousands) ($)					thousands) ($)
Fund	2009	2008		2007		2009	2008		2007
Maryland Municipal Bond Fund	0	0		0		0	0		0
Mid-Cap Core Equity Fund	1	2		2		0	0		0
Mid-Cap Value Equity Fund	0	8		4		0	0		0
Moderate Allocation Strategy	4	21		27		1	0		0
North Carolina Tax-Exempt Bond Fund	0	0		0		0	0		0
Prime Quality Money Market Fund	0	0		0		0	0		0
Real Estate 130/30 Fund	0	0	*	*	*	0	0	*	*	*
Seix Floating Rate High Income Fund	8	31		11		1	0		0
Seix Global Strategy Fund	0	*	*	*	*	0	*	*	*	*
Seix High Yield Fund	30	1		6		5	0		0
Select Large Cap Growth Stock Fund	0	0		0		0	0		0
Short-Term Bond Fund	1	0		0		0	0		0
Short-Term U.S. Treasury Securities Fund	6	0		0		1	0		0
Small Cap Growth Stock Fund	3	4		9		1	0		0
Small Cap Value Equity Fund	4	0		0		1	0		0
Tax-Exempt Money Market Fund	0	0		0		0	0		0
Total Return Bond Fund	10	0		0		2	0		0
U.S. Equity 130/30 Fund	0	0	*	*	*	0	0	*	*	*
U.S. Government Securities Fund	30	0		0		5	0		0
U.S. Government Securities Money Market Fund	0	0		0		0	0		0
U.S. Treasury Money Market Fund	0	0		0		0	0		0

	Aggregate Sales Charge Payable to			Amount Retained by Distributor (in
	Distributor (in thousands) ($)			thousands) ($)
Fund	2009	2008	2007	2009	2008	2007
Virginia Intermediate Municipal Bond Fund	7	9	1	1	0	0
Virginia Tax Free Money Market Fund	0	0	0	0	0	0

*	With respect to the 130/30 Funds, represents fees paid during the period from December 26, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.
Each of the Equity Funds and the Allocation Strategies (excluding the Conservative Allocation Strategy) pays the following amount of front-end sales charge to Investment Consultants (Dealers) as a percentage of the offering price of A Shares:

	More than	More than	More than	More than
	$50,000 but	$100,000 but	$250,000 but	$500,000 but
Less than	less than	less than	less than	less than	$1,000,000
$50,000	$100,000	$250,000	$500,000	$1,000,000	and over*
5.00%	4.00%	3.00%	2.00%	1.75%	0.00%
Each of the Fixed Income Funds (except the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund) and the Conservative Allocation Strategy pays the following amount of front-end sales charge to Investment Consultants (Dealers) as a percentage of the offering price of A Shares:

	More than	More than	More than	More than
	$50,000 but	$100,000 but	$250,000 but	$500,000 but
Less than	less than	less than	less than	less than	$1,000,000
$50,000	$100,000	$250,000	$500,000	$1,000,000	and over*
4.00%	3.75%	2.75%	2.00%	1.75%	0.00%
The Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund pays the following amount of front-end sales charge to Investment Consultants (Dealers) as a percentage of the offering price of A Shares:

	More than	More than	More than	More than
	$50,000 but	$100,000 but	$250,000 but	$500,000 but
Less than	less than	less than	less than	less than	$1,000,000
$50,000	$100,000	$250,000	$500,000	$1,000,000	and over*
2.25%	2.00%	1.75%	1.50%	1.25%	0.00%

*	While investments of more than $1,000,000 are not subject to a front-end sales charge, the Distributor may pay Dealers commissions ranging from 0.25% to 1.00% on such purchases. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	1.00%

$3,000,000 – $49,999,999	0.50%

$50,000,000 and above	0.25%
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Funds paid the following aggregate sales charge payable to the Distributor with respect to the B Shares:

	Aggregate Sales Charge Payable to			Amount Retained by Distributor (in
	Distributor (in thousands) ($)			thousands) ($)
Fund	2009	2008	2007	2009	2008	2007
Aggressive Growth Allocation Strategy	0	0	0	0	0	0
Conservative Allocation Strategy	0	0	0	0	0	0
Growth Allocation Strategy	0	0	0	0	0	0
Moderate Allocation Strategy	0	0	0	0	0	0
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Funds paid the aggregate sales charge payable to the Distributor with respect to the C Shares shown below. C Shares of the Intermediate Bond Fund and the Total Return Bond Fund converted to R Shares on February 13, 2009.

	Aggregate Sales Charge			Amount Retained by
	Payable to Distributor (in thousands) ($)			Distributor (in thousands) ($)
Fund	2009	2008	2007	2009	2008	2007
Aggressive Growth Allocation Strategy	0	2	4	0	0	0
Aggressive Growth Stock Fund	0	0	1	0	0	0
Conservative Allocation Strategy	12	2	2	0	0	0
Corporate Bond Fund	5	2	2	0	0	0
Emerging Growth Stock Fund	0	0	0	0	0	0

	Aggregate Sales Charge					Amount Retained by
	Payable to Distributor (in thousands) ($)					Distributor (in thousands) ($)
Fund	2009	2008		2007		2009	2008		2007
Georgia Tax-Exempt Bond Fund	0	0		0		0	0		0
Growth Allocation Strategy	1	9		21		0	0		0
High Grade Municipal Bond Fund	0	0		0		0	0		0
High Income Fund	3	5		6		0	0		0
Intermediate Bond Fund	4	0		0		0	0		0
International Equity 130/30 Fund	0	0	*	*	*	0	0	*	*	*
International Equity Fund	1	1		2		0	0		0
International Equity Index Fund	3	4		2		0	0		0
Investment Grade Bond Fund	48	1		1		0	0		0
Investment Grade Tax-Exempt Bond Fund	2	0		0		0	0		0
Large Cap Core Equity Fund	3	8		11		0	0		0
Large Cap Growth Stock Fund	1	4		4		0	0		0
Large Cap Quantitative Equity Fund	0	0		1		0	0		0
Large Cap Value Equity Fund	1	4		4		0	0		0
Limited-Term Federal Mortgage Securities Fund	0	0		0		0	0		0
Maryland Municipal Bond Fund	0	0		0		0	0		0
Mid-Cap Core Equity Fund	0	1		2		0	0		0
Mid-Cap Value Equity Fund	1	2		3		0	0		0
Moderate Allocation Strategy	4	6		6		0	0		0
North Carolina Tax-Exempt Bond Fund	0	0		0		0	0		0
Prime Quality Money Market Fund	0	0		0		0	0		0

	Aggregate Sales Charge					Amount Retained by
	Payable to Distributor (in thousands) ($)					Distributor (in thousands) ($)
Fund	2009	2008		2007		2009	2008		2007
Real Estate 130/30 Fund	0	0	*		**	0	0	*		**
Seix Floating Rate High Income	4	3			**	0	0			**
Seix Global Strategy Fund	0		**		**	0		**		**
Seix High Yield Fund	22	2		3		0	0		0
Select Large Cap Growth Stock Fund	1	2		3		0	0		0
Short-Term Bond Fund	0	0		0		0	0		0
Short-Term U.S. Treasury Securities Fund	7	2		1		0	0		0
Small Cap Growth Stock Fund	1	1		7		0	0		0
Small Cap Value Equity Fund	2	2		3		0	0		0
Total Return Bond Fund	1	0		0		0	0		0
U.S. Equity 130/30 Fund	0	1	*		**	0	0	*		**
U.S. Government Securities Fund	1	0		0		0	0		0
Virginia Intermediate Municipal Bond Fund	0	0		0		0	0		0

*	With respect to the 130/30 Funds, represents fees paid during the period from December 26, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.
A Shares, B Shares, C Shares and R Shares Distribution Plans
The Distribution Agreement and the A Shares Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees for furnishing services related to (a) the distribution and sale of shares of each Fund and (b) the shareholders servicing of A Shares of each Fund. The table below shows the maximum amount approved by the Board of Trustees as (i) aggregate fees for distribution and shareholder service activities and (ii) the maximum amount of the fee allocated for shareholder servicing.

			Maximum Amount of
			A Shares Plan
	Maximum		Distribution and
	A Shares Plan	Current A Shares	Service Fee Payable
	Distribution and Service	Plan Distribution and	for Shareholder
Fund	Fee	Service Fee*	Services**
Aggressive Growth Allocation Strategy	0.35%	0.30%	0.25%
Aggressive Growth Stock Fund	0.35%	0.30%	0.25%
Conservative Allocation Strategy	0.35%	0.30%	0.25%
Corporate Bond Fund	0.35%	0.30%	0.25%
Emerging Growth Stock Fund	0.35%	0.30%	0.25%
Georgia Tax-Exempt Bond Fund	0.18%	0.15%	0.15%
Growth Allocation Strategy	0.35%	0.30%	0.25%
High Grade Municipal Bond Fund	0.18%	0.15%	0.15%
High Income Fund	0.30%	0.30%	0.25%
Intermediate Bond Fund	0.25%	0.25%	0.25%
International Equity 130/30 Fund	0.35%	0.30%	0.25%
International Equity Fund	0.33%	0.30%	0.25%
International Equity Index Fund	0.35%	0.30%	0.25%
Investment Grade Bond Fund	0.35%	0.30%	0.25%
Investment Grade Tax-Exempt Bond Fund	0.35%	0.30%	0.25%
Large Cap Core Equity Fund	0.25%	0.25%	0.25%
Large Cap Growth Stock Fund	0.35%	0.30%	0.25%
Large Cap Quantitative Equity Fund	0.25%	0.25%	0.25%
Large Cap Value Equity Fund	0.33%	0.30%	0.25%
Limited-Term Federal Mortgage Securities Fund	0.23%	0.20%	0.15%
Maryland Municipal Bond Fund	0.15%	0.15%	0.15%
Mid-Cap Core Equity Fund	0.35%	0.30%	0.25%
Mid-Cap Value Equity Fund	0.35%	0.30%	0.25%

			Maximum Amount of
			A Shares Plan
	Maximum		Distribution and
	A Shares Plan	Current A Shares	Service Fee Payable
	Distribution and Service	Plan Distribution and	for Shareholder
Fund	Fee	Service Fee*	Services**
Moderate Allocation Strategy	0.35%	0.30%	0.25%
North Carolina Tax-Exempt Bond Fund	0.15%	0.15%	0.15%
Prime Quality Money Market Fund	0.20%	0.15%	0.15%
Real Estate 130/30 Fund	0.35%	0.30%	0.25%
Seix Floating Rate High Income Fund	0.35%	0.30%	0.25%
Seix Global Strategy Fund	0.35%	0.30%	0.25%
Seix High Yield Fund	0.25%	0.25%	0.25%
Select Large Cap Growth Stock Fund	0.35%	0.30%	0.25%
Short-Term Bond Fund	0.23%	0.20%	0.15%
Short-Term U.S. Treasury Securities Fund	0.18%	0.18%	0.15%
Small Cap Growth Stock Fund	0.35%	0.30%	0.25%
Small Cap Value Equity Fund	0.33%	0.30%	0.25%
Tax-Exempt Money Market Fund	0.15%	0.15%	0.15%
Total Return Bond Fund	0.25%	0.25%	0.25%
U.S. Equity 130/30 Fund	0.35%	0.30%	0.25%
U.S. Government Securities Fund	0.35%	0.30%	0.25%
U.S. Government Securities Money Market Fund	0.17%	0.15%	0.15%
U.S. Treasury Money Market Fund	0.15%	0.15%	0.15%
Virginia Intermediate Municipal Bond Fund	0.15%	0.15%	0.15%
Virginia Tax-Free Money Market Fund	0.20%	0.15%	0.15%

*	The Board has currently approved the implementation of only the amounts shown in the column above. Payments under the A Shares Plan may not exceed the amounts shown above unless the Board approves the implementation of higher amounts.

**	Up to the amounts specified may be used to provide compensation for personal, ongoing servicing and/or maintenance of shareholder accounts with respect to the A Shares of the applicable Fund.

In addition, the Distribution Agreement, the B Shares Plan and the C Shares Plan adopted by the Trust provide that B Shares and C Shares of each applicable Fund (except the Prime Quality Money Market Fund) will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distribution Agreement and the R Shares Plan provide that R Shares will pay the Distributor a fee of up 0.25% of the average daily net assets of the Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to each Fund. In addition, B Shares, C Shares and R Shares are subject to a service fee of up to 0.25% of the average daily net assets of the B Shares, C Shares and R Shares of each applicable Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information to B Shares , C Shares or R Shares shareholders or their customers who beneficially own B Shares, C Shares or R Shares. The maximum distribution and shareholder servicing fee for C shares of the Prime Quality Money Market Fund is 0.25% of the average daily net assets of that Fund’s C Shares.
Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.
The Trust has adopted the A Shares Plan, the B Shares Plan, the C Shares Plan and the R Shares Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Shares Plan, the B Shares Plan, the C Shares Plan and the R Shares Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. Distribution related expenditures under the A Shares Plan, the B Shares Plan, the C Shares Plan and the R Shares Plan may support the distribution of any class or combination of classes of Shares of a Fund. The A Shares Plan, the B Shares Plan, the C Shares Plan and the R Shares Plan require that quarterly written reports of amounts spent under the A Shares Plan, the B Shares Plan, the C Shares Plan and the R Shares Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Shares Plan, the B Shares Plan, the C Shares Plan and the R Shares Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.
There is no sales charge on purchases of B Shares, C Shares or R Shares, but B Shares and C Shares are subject to a contingent deferred sales charge if they are redeemed within five and one years, respectively, of purchase. Pursuant to the Distribution Agreement, the B Shares Plan, the C Shares Plan and the R Shares Plan, B Shares, C Shares and R Shares are subject to an ongoing distribution and service fee calculated on each Fund’s aggregate average daily net assets attributable to its B Shares, C Shares or R Shares.

The following amounts paid to the Distributor by the Funds (including when they were Predecessor Funds, if applicable) under the Plan during the fiscal year ended March 31, 2009 were used as set forth below:

		Printing and				Interest
		Mailing of				Carrying or
		Prospectuses to	Compensation		Compensation	Other	Other
		Other Than Current	to	Compensation	to Sales	Financing	Marketing
Fund Name	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges	Expenses
Aggressive Growth Allocation Strategy	876	253		46,000			2,924
Aggressive Growth Stock Fund	2,505	849	—	17,267	—	—	9,567
Conservative Allocation Strategy	320	105		38,688			2,445
Corporate Bond Fund	691	264		171,411			4,328
Emerging Growth Stock Fund	1,028	351	—	1,677	—	—	5,238
Georgia Tax-Exempt Bond Fund	1,614	417	—	40,240	—	—	7,332
Growth Allocation Strategy	2,379	727		138,839			4,309
High Grade Municipal Bond Fund	1,295	350	—	37,880	—	—	5,896
High Income Fund	429	154	—	139,114	—	—	3,451

		Printing and				Interest
		Mailing of				Carrying or
		Prospectuses to	Compensation		Compensation	Other	Other
		Other Than Current	to	Compensation	to Sales	Financing	Marketing
Fund Name	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges	Expenses
Institutional Cash Management Money Market Fund	34,520	9,100	—	—	—	—	114,611
Institutional Municipal Cash Reserve Money Market Fund	741	199	—	—	—	—	4,432
Institutional U.S. Government Securities Money Market Fund	22,455	5,482	—	—	—	—	77,546
Institutional U.S. Treasury Securities Money Market Fund	26,782	6,424	—	—	—	—	95,339
Intermediate Bond Fund	7,776	3,061	—	2,096	—	—	59,191
International Equity 130/30 Fund	689	281	—	21	—	—	6,306
International Equity Fund	8,400	2,272	—	59,089	—	—	23,512
International Equity Index Fund	7,734	2,702	—	46,059	—	—	24,031
Investment Grade Bond Fund	4,069	1,450	—	92,821	—	—	13,698
Investment Grade Tax-Exempt Bond Fund	7,634	1,454	—	92,935	—	—	51,515
Large Cap Core Equity Fund	9,890	3,067	—	358,934	—	—	29,803

		Printing and				Interest
		Mailing of				Carrying or
		Prospectuses to	Compensation		Compensation	Other	Other
		Other Than Current	to	Compensation	to Sales	Financing	Marketing
Fund Name	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges	Expenses
Large Cap Growth Stock Fund	5,245	1,873	—	315,279	—	—	18,298
Large Cap Quantitative Equity Fund	1,003	291	—	6,900	—	—	4,936
Large Cap Value Equity Fund	10,218	3,843	—	272,936	—	—	34,433
Limited Duration Fund	367	139	—	—	—	—	3,291
Limited-Term Federal Mortgage Securities Fund	676	247	—	76,428	—	—	4,245
Maryland Municipal Bond Fund	348	91	—	43,786	—	—	3,248
Mid-Cap Core Equity Fund	1,418	473	—	62,589	—	—	6,322
Mid-Cap Value Equity Fund	8,596	866	—	39,873	—	—	26,303
Moderate Allocation Strategy	4,810	1,532		252,081			6,548
North Carolina Tax-Exempt Bond Fund	407	107	—	965	—	—	3,466
Prime Quality Money Market Fund	81,247	25,354	—	8,159,613	—	—	259,324
Real Estate 130/30 Fund	373	16	—	—	—	—	2,284
Seix Floating Rate High Income Fund	5,525	1,979	—	16,080	—	—	17,988

		Printing and				Interest
		Mailing of				Carrying or
		Prospectuses to	Compensation		Compensation	Other	Other
		Other Than Current	to	Compensation	to Sales	Financing	Marketing
Fund Name	Advertising	Shareholders	Underwriters	to Dealers	Personnel	Charges	Expenses
Seix Global Strategy Fund	21	15	—	—	—	—	2,273
Seix High Yield Fund	7,661	2,572	—	74,326	—	—	22,171
Select Large Cap Growth Stock Fund	1,016	362	—	161,958	—	—	5,295
Short-Term Bond Fund	3,386	1,219	—	29,737	—	—	12,705
Short-Term U.S. Treasury Securities Fund	693	273	—	200,141	—	—	4,547
Small Cap Growth Stock Fund	4,308	1,516	—	129,047	—	—	17,143
Small Cap Value Equity Fund	6,092	1,407	—	52,831	—	—	28,895
Tax Exempt Money Market Fund	18,306	4,553	—	765,229	—	—	60,933
Total Return Bond Fund	5,553	2,046	—	1,060	—	—	18,789
U.S. Equity 130/30 Fund	36	13	—	—	—	—	2,265
U.S. Government Securities Fund	4,228	1,675	—	38,154	—	—	15,630
U.S. Government Securities Money Market Fund	15,753	5,217	—	508,724	—	—	52,187
U.S. Government Securities Ultra-Short Bond Fund	700	305	—	—	—	—	4,602

		Printing and
		Mailing of
		Prospectuses to				Interest Carrying
		Other Than Current	Compensation to	Compensation to	Compensation to	or Other Financing	Other Marketing
Fund Name	Advertising	Shareholders	Underwriters	Dealers	Sales Personnel	Charges	Expenses
U.S. Treasury Money Market Fund	13,957	4,334	—	357,933	—	—	49,734
Ultra-Short Bond Fund	709	250	—	—	—	—	4,375
Virginia Intermediate Municipal Bond Fund	1,858	480	—	48,288	—	—	8,087
Virginia Tax Free Money Market Fund	5,787	1,503	—	564,008	—	—	20,698
For the fiscal year ended March 31, 2009, the Funds paid the following amounts as compensation to broker-dealers pursuant to the A Shares Plan:

Amount Paid
Fund	(in thousands)($)
Aggressive Growth Allocation Strategy	7
Aggressive Growth Stock Fund	2
Conservative Allocation Strategy	2
Corporate Bond Fund	3
Emerging Growth Stock Fund	1
Georgia Tax-Exempt Bond Fund	6
Growth Allocation Strategy	12
High Grade Municipal Bond Fund	3

Amount Paid
Fund	(in thousands)($)
High Income Fund	7
Intermediate Bond Fund	2
International Equity 130/30 Fund	0
International Equity Fund	23
International Equity Index Fund	13
Investment Grade Bond Fund	49
Investment Grade Tax-Exempt Bond Fund	37
Large Cap Core Equity Fund	66
Large Cap Growth Stock Fund	153
Large Cap Quantitative Equity Fund	1
Large Cap Value Equity Fund	110
Limited-Term Federal Mortgage Securities Fund	4
Maryland Municipal Bond Fund	0
Mid-Cap Core Equity Fund	19
Mid-Cap Value Equity Fund	15
Moderate Allocation Strategy	22
North Carolina Tax-Exempt Bond Fund	1
Prime Quality Money Market Fund	7,823
Real Estate 130/30 Fund	0
Seix Floating Rate High Income Fund	18
Seix Global Strategy Fund	0
Seix High Yield Fund	45
Select Large Cap Growth Stock Fund	1
Short-Term Bond Fund	7

Amount Paid
Fund	(in thousands)($)
Short-Term U.S. Treasury Securities Fund	27
Small Cap Growth Stock Fund	39
Small Cap Value Equity Fund	10
Tax-Exempt Money Market Fund	740
Total Return Bond Fund	1
U.S. Equity 130/30 Fund	0
U.S. Government Securities Fund	9
U.S. Government Securities Money Market Fund	515
U.S. Treasury Money Market Fund	385
Virginia Intermediate Municipal Bond Fund	11
Virginia Tax-Free Money Market Fund	542
For the fiscal year ended March 31, 2009, the Funds paid the following amounts as compensation to broker-dealers pursuant to the B Shares Plan:

Amount Paid
Fund	(in thousands) ($)
Aggressive Growth Allocation Strategy	24
Conservative Allocation Strategy	30
Growth Allocation Strategy	84
Moderate Allocation Strategy	63

For the fiscal year ended March 31, 2009, the Funds paid the amounts shown below as compensation to broker-dealers pursuant to the C Shares Plan. C Shares of the Intermediate Bond Fund and the Total Return Bond Fund converted to R Shares effective February 13, 2009.

Amount Paid
(in thousands)
Fund	($)
Aggressive Growth Allocation Strategy	14
Aggressive Growth Stock Fund	20
Conservative Allocation Strategy	9
Corporate Bond Fund	216
Emerging Growth Stock Fund	1
Georgia Tax-Exempt Bond Fund	44
Growth Allocation Strategy	42
High Grade Municipal Bond Fund	45
High Income Fund	162
Intermediate Bond Fund	0
International Equity 130/30 Fund	0
International Equity Fund	44
International Equity Index Fund	43
Investment Grade Bond Fund	77
Investment Grade Tax-Exempt Bond Fund	56
Large Cap Core Equity Fund	340
Large Cap Growth Stock Fund	210
Large Cap Quantitative Equity Fund	6
Large Cap Value Equity Fund	227
Limited-Term Federal Mortgage Securities Fund	93
Maryland Municipal Bond Fund	56

Amount Paid
(in thousands)
Fund	($)
Mid-Cap Core Equity Fund	53
Mid-Cap Value Equity Fund	30
Moderate Allocation Strategy	167
North Carolina Tax-Exempt Bond Fund	0
Prime Quality Money Market Fund	7
Real Estate 130/30 Fund	0
Seix Floating Rate High Income Fund	3
Seix Global Strategy Fund	0
Seix High Yield Fund	35
Select Large Cap Growth Stock Fund	207
Short-Term Bond Fund	31
Short-Term U.S. Treasury Securities Fund	79
Small Cap Growth Stock Fund	109
Small Cap Value Equity Fund	112
Tax-Exempt Money Market Fund	0
Total Return Bond Fund	0
U.S. Equity 130/30 Fund	0
U.S. Government Securities Fund	39
Virginia Intermediate Municipal Bond Fund	28
For the fiscal year ended March 31, 2009, the Funds paid the amounts shown below as compensation to broker-dealers pursuant to the R Shares Plan.

Amount Paid
(in thousands)
Fund	($)
Intermediate Bond Fund	1
Total Return Bond Fund	1
Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares and C Shares (purchased prior to August 1, 2005), unless otherwise agreed upon by the Distributor and such broker-dealer.

	Annual Payout
	12(b)-1		Annual Payout
	Effective		12(b)-1 Effective
	Immediately	Initial Payment -	in the 13th Month
Fund	(A)*	At Time Of Sale (C)	(C)**
Equity Funds
Aggressive Growth Allocation Strategy	0.25%	1.00%	1.00%
Aggressive Growth Stock Fund	0.25%	1.00%	1.00%
Conservative Allocation Strategy	0.25%	1.00%	1.00%
Corporate Bond Fund	0.25%	1.00%	1.00%
Emerging Growth Stock Fund	0.25%	1.00%	1.00%
Growth Allocation Strategy	0.25%	1.00%	1.00%
International Equity 130/30 Fund	0.25%	1.00%	1.00%
International Equity Fund	0.25%	1.00%	1.00%
International Equity Index Fund	0.25%	1.00%	1.00%
Large Cap Core Equity Fund	0.25%	1.00%	1.00%
Large Cap Growth Stock Fund	0.25%	1.00%	1.00%
Large Cap Quantitative Equity Fund	0.25%	1.00%	1.00%

	Annual Payout
	12(b)-1		Annual Payout
	Effective		12(b)-1 Effective
	Immediately	Initial Payment -	in the 13th Month
Fund	(A)*	At Time Of Sale (C)	(C)**
Large Cap Value Equity Fund	0.25%	1.00%	1.00%
Mid-Cap Core Equity Fund	0.25%	1.00%	1.00%
Mid-Cap Value Equity Fund	0.25%	1.00%	1.00%
Moderate Allocation Strategy	0.25%	1.00%	1.00%
Real Estate 130/30 Fund	0.25%	1.00%	1.00%
Select Large Cap Growth Stock Fund	0.25%	1.00%	1.00%
Small Cap Growth Stock Fund	0.25%	1.00%	1.00%
Small Cap Value Equity Fund	0.25%	1.00%	1.00%
U.S. Equity 130/30 Fund	0.25%	1.00%	1.00%
Fixed Income Funds
Corporate Bond Fund	0.25%	1.00%	1.00%
Georgia Tax-Exempt Bond Fund	0.15%	1.00%	1.00%
High Grade Municipal Bond Fund	0.15%	1.00%	1.00%
High Income Fund	0.25%	1.00%	1.00%
Intermediate Bond Fund	0.25%	1.00%	1.00%
Investment Grade Bond Fund	0.25%	1.00%	1.00%
Investment Grade Tax-Exempt Bond Fund	0.25%	1.00%	1.00%
Limited Term Federal Mortgage Securities Fund	0.15%	1.00%	1.00%
Maryland Municipal Bond Fund	0.15%	1.00%	1.00%
North Carolina Tax-Exempt Bond Fund	0.15%	1.00%	1.00%

	Annual Payout
	12(b)-1		Annual Payout
	Effective		12(b)-1 Effective
	Immediately	Initial Payment -	in the 13th Month
Fund	(A)*	At Time Of Sale (C)	(C)**
Seix Floating Rate High Income Fund	0.25%	1.00%	1.00%
Seix Global Strategy Fund	0.25%	1.00%	1.00%
Seix High Yield Fund	0.25%	1.00%	1.00%
Short Term Bond Fund	0.15%	1.00%	1.00%

	Annual Payout
	12(b)-1		Annual Payout
	Effective		12(b)-1 Effective
	Immediately	Initial Payment -	in the 13th Month
Fund	(A)*	At Time Of Sale (C)	(C)**
Short-Term U.S. Treasury Securities Fund	0.15%	1.00%	1.00%
Corporate Bond Fund	0.25%	1.00%	1.00%
Total Return Bond Fund	0.25%	1.00%	1.00%
U.S. Government Securities Fund	0.25%	1.00%	1.00%
U.S. Government Securities Ultra-Short Bond Fund	N/A	1.00%	1.00%
Virginia Intermediate Municipal Bond Fund	0.15%	1.00%	1.00%
Money Market Fund
Prime Quality Money Market Fund	0.15%	N/A	0.25%

*	Initial Front End Sales Charge for A Shares ranges from 5.75% maximum to 1.50% depending on Fund and breakpoints (outlined in prospectus).

**	The C Shares Contingent Deferred Sales Charge (“CDSC”) will be waived for certain retirement plan providers (“Intermediary”) with whom the Trust has entered into an administrative arrangement under which the Intermediary agrees to provide certain recordkeeping or administrative services. Under such arrangements, the Trust will not pay an upfront commission. Rather, the Trust shall pay (or cause to be paid) asset-based compensation to the Intermediary of up to 1.00% annually of the average daily net assets of the plan assets invested in C Shares of the Funds (of which 0.25% consists of the Distribution Plan service fee).
Other than any portion of the sales charges imposed on purchases, and unless otherwise agreed upon by the Distributor and such broker-dealer the Distributor pays broker-dealers selling C Shares purchased beginning August 1, 2005, an initial payment at the time of sale of 1.00% and annual 12(b)-1 payout effective in the 13th month of 1.00%. The Distributor uses fees it has received from both the distribution plan and from contingent deferred sales charges to make these upfront payments to broker-dealers. If, for any reason, there are insufficient fees available to the Distributor from the distribution plan and the contingent deferred sales charges, to make these payments, the Adviser will provide the Distributor with funds that can, in turn, be used by the Distributor to make these upfront payments to broker-dealers.

Participation Payment Program. The Adviser, the Subadvisers and their affiliates may make payments to certain intermediaries for marketing support services, including business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to intermediaries that are registered as holders of record or dealers of record for accounts in a Fund. These payments are generally based on one or more of the following factors: average net assets of the Funds attributable to that intermediary, gross or net sales of the Funds attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. The Adviser, the Subadvisers and their affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the intermediary. As of July 3, 2009, the following firms were receiving participation payment program payments:

Citigroup Global Markets Inc./Smith Barney*	UBS Financial Services Inc.

*	Citigroup Global Markets Inc./Smith Barney is an indirect affiliate of Citi Fund Services Ohio, Inc., the administrator for the Trust.
     Shareholder Servicing Plans.
A and I Shares. The Trust has adopted a Shareholder Servicing Plan for the A Shares and I Shares of certain of the Funds (the “A Shares and I Shares Servicing Plans”). Under the A Shares and I Shares Servicing Plans, the Funds may pay Intermediaries a fee of up to 0.15% of the average daily net assets attributable to the A Shares and I Shares. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from a Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investment; (vii) providing subacccounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xiii) providing such other similar services as a Fund or its shareholders may reasonable request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations. The Funds did not make any payments pursuant to the A Shares and I Shares Servicing Plans for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007.
R Shares. The Trust has adopted a Shareholder Servicing Plan for the R Shares of certain of the Funds (the “R Shares Servicing Plan”). Under the R Shares Servicing Plan, the Funds may pay Intermediaries a fee of up to 0.25% of the average daily net assets attributable to the R Shares. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from a Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investment; (vii) providing subacccounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xiii) providing such other similar services as a Fund or its shareholders may reasonable request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations. The Funds did not make any payments pursuant to the R Shares Servicing Plans for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007.
Corporate Trust Shares. The Trust has adopted a shareholder service plan for the Institutional U.S. Treasury Securities Money Market Fund’s Corporate Trust Shares (the “Service Plan”). Under the Service Plan, the Institutional U.S. Treasury Securities Money Market Fund will pay financial intermediaries (“Intermediaries”) a fee of up to 0.25% of the average daily net assets attributable to the Corporate Trust Shares. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Institutional U.S. Treasury Securities Money Market Fund paid the following amount pursuant to the Service Plan:

Fees – Amount Paid (in thousands)($)			Fees – Amount Waived($)
2009	2008	2007	2009	2008	2007
1,692	3,362	5,159	162	16	0
THE TRANSFER AGENT
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent and dividend paying agent to the Trust.
THE CUSTODIAN
     SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except for the International Equity Fund, the International Equity Index Fund, the International Equity 130/30 Fund, the Real Estate 130/30 Fund, the Seix Global Strategy Fund, the U.S. Equity 130/30 Fund and the Institutional Cash Management Money Market Fund. SunTrust Bank is paid on the basis of net assets and transactions costs of the Funds. The custodian is responsible for the safekeeping of the assets of the Funds.

SunTrust Bank also serves as the custodian for the collateral reinvestment account in which collateral on behalf of the Funds’ securities lending program is maintained. In addition, SunTrust Bank provides other services to support the Funds’ securities lending program through periodic monitoring and reporting of certain aspects related to the program including, but not limited to, loan balances of specific borrowers. The information is provided to the Adviser to support its oversight of the program. SunTrust Bank receives an annual fee of approximately $114,000 for these additional services.
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the International Equity 130/30 Fund, the International Equity Fund, the International Equity Index Fund, the Real Estate 130/30 Fund, the Seix Global Strategy Fund, the U.S. Equity 130/30 Fund and the Institutional Cash Management Money Market Fund. The custodian is responsible for the safekeeping of the assets of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at 41 South High Street, Columbus, OH 43215, serves as the Trust’s independent registered public accounting firm.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.
TRUSTEES AND OFFICERS OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Board under the laws of the Commonwealth of Massachusetts. The Board is responsible for overseeing each of the Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.
Members of the Board. Set forth below are the names, business addresses, states of residence, ages, positions with the Trust, principal occupations for the last five years and other directorships of each of the persons currently serving as Trustees of the Trust. Each Trustee is also a Trustee of the RidgeWorth Variable Trust which is comprised of five series. None of the Trustees of the Trust are considered “interested persons” as that term is defined in the 1940 Act.

Number of
Portfolios in
		Term of		the
	Position	Office and		RidgeWorth
Name, Business	Held	Length of		Complex
Address, State of	With the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Residence, Age	Trust	Served	During the Past 5 Years	Trustees	Held By Trustee
Jeffrey M. Biggar	Trustee	Indefinite; since	Chief Operating	50	GenSpring Trust
3435 Stelzer Road		January 2007	Officer (Cedar Brook
Columbus, OH 43219			Financial Partners
(Ohio)			LLC) (March
Age: 59			2008-present). Retired
(2006-March 2008).
Chief Executive
Officer and Senior
Managing Director,
Sterling (National
City Corp.)
(2000-2006)

George C. Guynn	Trustee	Indefinite; since	Retired. President	50	Genuine Parts
3435 Stelzer Road		January 2008	(1996-October 2006)		Company; Oxford
Columbus, OH 43219			and Chief Executive		Industries; John
(Georgia)			Officer (1995-October		Wieland Homes and
Age: 66			2006) Federal Reserve		Neighborhoods
			Bank of Atlanta		Inc..; Acuity Brands
Inc.; GenSpring
Trust

Sidney E. Harris	Trustee	Indefinite; since	Professor (since	50	Total System
3435 Stelzer Road		November 2004	1997), Dean		Services, Inc.;
Columbus, OH 43219			(1997-2004), J. Mack		GenSpring Trust
(Georgia)			Robinson College of
Age: 60			Business, Georgia
State University

Warren Y. Jobe	Trustee	Indefinite; since	Retired. Executive	50	WellPoint, Inc;
3435 Stelzer Road		November 2004	Vice President,		UniSource Energy
Columbus, OH 43219			Georgia Power Company		Corp.
(Georgia)			and Senior Vice
Age: 68			President, Southern
Company (1998-2001)

Number of
Portfolios in
		Term of		the
	Position	Office and		RidgeWorth
Name, Business	Held	Length of		Complex
Address, State of	With the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Residence, Age	Trust	Served	During the Past 5 Years	Trustees	Held By Trustee
Connie D. McDaniel	Trustee	Indefinite; since	Vice President Global	50	None
3435 Stelzer Road		May 2005	Finance Transformation
Columbus, OH 43219			(since 2007), Vice
(Georgia)			President and
Age: 51			Controller (1999 —
2007), The Coca-Cola
Company

Clarence H. Ridley	Trustee	Indefinite; since	Chairman, Haverty	50	Crawford & Co.;
3435 Stelzer Road		November 2001	Furniture Companies		Haverty Furniture
Columbus, OH 43219					Companies
(Georgia) Age: 67

Charles D. Winslow	Trustee	Indefinite; since	Retired. Formerly	50	None
3435 Stelzer Road		November 2004	Partner, Accenture
Columbus, OH 43219			(consulting)
(Florida) Age: 74
Board Committees. The Board has established the following committees:
•	Audit Committee. The Board’s Audit Committee is composed exclusively of independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firms’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Messrs. Biggar, Harris and Winslow and Ms. McDaniel currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met twice in the most recently completed fiscal year.
•	Governance and Nominating Committee. The Board’s Governance and Nominating Committee is composed exclusively of independent Trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The purposes of the Governance and Nominating Committee are: to evaluate the qualifications of candidates for Trustee and to make recommendations to the Independent trustees and the entire Board with respect to nominations for Trustee membership on the Board when necessary or considered advisable; to review periodically Board governance practices, procedures and operations and to recommend any appropriate changes to the Board; to review periodically the size and composition of the Board and to make recommendations to the Independent Trustees and the Board as to whether it may be appropriate to add to the membership of the Board; to review as necessary the committees established by the Board and to make recommendations to the Board; to review periodically Trustee compensation and any other benefits and to recommend any appropriate changes to the Board and the Independent Trustees; to review periodically and make recommendations regarding ongoing Trustee education and orientation for new Trustees; to make recommendations regarding any self-assessment conducted by the Board; and to review as necessary any other similar matters relating to the governance of the Trust at the request of any Trustee or on its own initiative. While the Governance and Nominating Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by shareholders. A nomination submission must be sent in writing to the Governance and Nominating Committee, addressed to the Secretary of the Trust, and must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees. Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Nominating Committee. Messrs. Guynn, Harris, Jobe and Ridley currently serve as members of the Nominating Committee. The Governance and Nominating Committee meets periodically as necessary. The Governance and Nominating Committee met twice during the most recently completed fiscal year.
•	Valuation Committee. The Board has established the Trust’s Valuation Committee, which is composed of two Trustees, as non-voting members, and various representatives of the Trust’s service providers, as appointed by the Board. The Valuation Committee operates under procedures approved by the Board. The principal responsibility of the Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Valuation Committee’s determinations are reviewed by the Board. The Valuation Committee meets periodically, as necessary, and met 106 times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.
“Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The “Family of Investment Companies” referenced in the table consists of the Trust and the RidgeWorth Variable Trust.

Aggregate Dollar
Range of Shares in All
Investment Companies
Overseen By Trustee in
Family of Investment
Trustee	Dollar Range of Fund Shares	Companies
Jeffrey M. Biggar	Aggressive Growth Allocation Strategy	$50,001-$100,000
Growth Allocation Strategy
Moderate Allocation Strategy
George C. Guynn	None	None
Sidney E. Harris	Emerging Growth Stock Fund	Over $100,000
Georgia Tax-Exempt Bond Fund
Investment Grade Tax-Exempt Bond Fund
Aggressive Growth Allocation Strategy
Growth Allocation Strategy
Moderate Allocation Strategy
Prime Quality Money Market Fund
Warren Jobe	Prime Quality Money Market Fund	Over $100,000
Small Cap Growth Stock Fund
Connie D. McDaniel	Large Cap Core Equity Fund	Over $100,000
Mid-Cap Core Equity Fund
Prime Quality Money Market Fund
Small Cap Growth Stock Fund
Clarence H. Ridley	International Equity Fund	Over $100,000
Small Cap Value Equity Fund
Tax-Exempt Money Market Fund

Aggregate Dollar
Range of Shares in All
Investment Companies
Overseen By Trustee in
Family of Investment
Trustee	Dollar Range of Fund Shares	Companies
Charles D. Winslow	Aggressive Growth Stock Fund	$10,001-$50,000
Large Cap Growth Stock Fund
Large Cap Value Equity Fund
Small Cap Growth Stock Fund
As of June 30, 2009, Mr. Paparelli owned 1.89% of the A Shares of the Large Cap Quantitative Equity Fund, Mr. Harris owned 3.43% of the A Shares of the Emerging Growth Stock Fund and Mr. Ridley owned 1.41% and 1.56% of the A Shares of the Small Cap Value Equity Fund and the International Equity Fund, respectively. With respect to the C Shares and I Shares of those Funds and with respect to the remaining Funds, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.
Board Compensation. The table below shows the compensation paid to the Trustees during the fiscal year ended March 31, 2009. The “Fund Complex” referenced in the table consists of the Trust and the RidgeWorth Variable Trust.

		Pension or
		Retirement
		Benefits	Estimated	Total Compensation
	Aggregate	Accrued as Part	Annual Benefits	From
	Compensation from	of Fund	Upon	the Trust and Fund
Name of Trustee	the Trust ($)	Expenses	Retirement	Complex ($)
Jeffrey M. Biggar	113,279	N/A	N/A	113,500
George C. Guynn	113,278	N/A	N/A	113,500
Sidney E. Harris	146,090	N/A	N/A	146,375
Warren Y. Jobe	116,272	N/A	N/A	116,500
Connie McDaniel	109,289	N/A	N/A	109,500
Clarence H. Ridley	110,285	N/A	N/A	110,500
Charles D. Winslow	113,279	N/A	N/A	113,500

Trust Officers. The officers of the Trust, their business addresses, their ages, and their principal occupations for the last five years are set forth below. The officers of the Trust who are employees of the Administrator may also serve as officers to one or more mutual funds for which the Administrator or its affiliates act as administrator or transfer agent. None of the officers receive compensation from the Trust for their services. Officers of the Trust are elected annually by the Board and hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

	Position(s)	Term of Office
Name, Address	Held with	and Length
and Ages	Trust	of Time Served	Principal Occupation(s) During the Past 5 Years
Officers:

Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 36	President and Chief Executive Officer	One year; since June 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994 — 2004)

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 46	Vice President; Chief Compliance Officer	One year; since May 2008;	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 Age: 41	Vice President; Deputy Chief Compliance Officer	One year; since May 2008	Director, RidgeWorth Capital Management, Inc. (Since May, 2008); Employee of BB&T Asset Management, Inc. ( 2007 — 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007)

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Age: 45	Treasurer; Chief Financial Officer and Chief Accounting Officer	One year; since March 2007	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc.

	Position(s)	Term of Office
Name, Address	Held with	and Length
and Ages	Trust	of Time Served	Principal Occupation(s) During the Past 5 Years
Katherine A. Reilly 3435 Stelzer Road Columbus, OH 43219 Age: 44	Assistant Secretary; Chief Legal Officer	One year; since February 2008; since May 2009	Vice President (since July 2007), Assistant Counsel (January 2006-July 2007), Regulatory Administration, Citi Fund Services Ohio, Inc.; Employee of CitiStreet LLC (June 2004 — May 2005); Employee of Fidelity Investments (1987 — 2001).
PURCHASING AND REDEEMING SHARES
Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on any day the New York Stock Exchange (“NYSE”) is open for business. The Trust reserves the right to open the Fixed Income Funds when the principal bond markets are open for business even if the NYSE is closed. Purchases and redemptions of shares of the Money Market Funds may be made on any day the NYSE and the Federal Reserve Bank of New York (the “Fed”) are open for settlement. The Trust reserves the right to open the Money Market Funds when the Fed is open for settlement and/or the principal bond markets are open for business even if the NYSE is closed. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the Fed and the principal bond markets are closed on the same days that the NYSE is closed except for Good Friday. In addition, the Fed and the principal bond markets are closed on the days that Columbus Day and Veterans Day are observed.
It is currently the Trust’s policy to pay for all redemptions in cash, however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period. The Board of Trustees has adopted procedures which permit the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust’s investment portfolios.
The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust reserves the right to postpone payment or redemption proceeds for up to seven days if the redemption would harm existing shareholders. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or employees of the Adviser and its affiliates. “Immediate Family” means a spouse, mother, father, mother-in-law, father-in-law or children (including step children) age 21 years or under. Currently, the front-end sales charge is waived on A Shares purchased by Trustees, employees of the Adviser, and its affiliates and their respective immediate family members.
The Trust will permit an exchange of C Shares of a Fund for A Shares of the same Fund, and will waive any sales charges that would otherwise apply, for those investors who hold C Shares of the Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.
As of August 1, 2005, B Shares are not available for purchase, except through dividend or distribution reinvestments in B Shares and exchanges of B Shares of one Fund for B Shares of another Fund.
Rights of Accumulation. In calculating the appropriate sales charge rate, rights of accumulation allow you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A shares you are currently purchasing.
The Funds will combine the value of your current purchases with the current market value of any shares previously purchased for
•	your individual account(s),

•	your spouse’s account(s),

•	joint account(s) with your spouse,

•	your minor children’s trust or custodial accounts.
A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. To be entitled to a reduced sales charge based on shares already owned, you must let the Funds know at the time you make the purchase for which you are seeking the reduction that you qualify for such a reduction. You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse and/or children (and provide the children’s ages). A financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Funds may amend or terminate this right of accumulation at any time.
Letter of Intent. A Letter of Intent allows you to purchase shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Reinvested dividends or capital gain distributions do not apply toward these combined purchases. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the

Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.
You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5.75% for the following Funds:
Aggressive Growth Allocation Strategy
Aggressive Growth Stock Fund
Emerging Growth Stock Fund
Growth Allocation Strategy
International Equity 130/30 Fund
International Equity Fund
International Equity Index Fund
Large Cap Core Equity Fund
Large Cap Growth Stock Fund
Large Cap Quantitative Equity Fund
Large Cap Value Equity Fund
Mid-Cap Core Equity Fund
Mid-Cap Value Equity Fund
Moderate Allocation Strategy
Real Estate 130/30 Fund
Select Large Cap Growth Stock Fund
Small Cap Growth Stock Fund
Small Cap Value Equity Fund
U.S. Equity 130/30 Fund
4.75% for the following Funds:
Georgia Tax-Exempt Bond Fund

High Grade Municipal Bond Fund
High Income Fund
Intermediate Bond Fund
Investment Grade Bond Fund
Investment Grade Tax-Exempt Bond Fund
Conservative Allocation Strategy
Maryland Municipal Bond Fund
North Carolina Tax-Exempt Bond Fund
Seix Global Strategy Fund
Seix High Yield Fund
Corporate Bond Fund
Total Return Bond Fund
U.S. Government Securities Fund
Virginia Intermediate Municipal Bond Fund
And 2.50% for the following Funds:
Limited-Term Federal Mortgage Securities Fund
Seix Floating Rate High Income Fund
Short-Term Bond Fund
Short-Term U.S. Treasury Securities Fund
of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

DETERMINATION OF NET ASSET VALUE
General Policy. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts’ Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.
Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except securities traded on NASDQ), including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price, or if such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used.
Money Market Securities and other Debt Securities. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees.
The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) as provided by an independent pricing service approved by the Trust’s Board of Trustees.
Use of Third-Party Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator. If a security price cannot be obtained from an independent pricing service, the Trust’s accounting agent will seek to obtain a bid price from at least one independent broker.
Investments in other investment companies are valued at their respective daily net asset values.
Amortized Cost Method of Valuation. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.
A Fund’s use of amortized cost and the maintenance of a Fund’s net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds’ current net asset value per share calculated using available market quotations from the Funds’ amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder’s account and to offset each shareholder’s pro rata portion of such loss or liability from the shareholder’s accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.
TAXES
The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust’s prospectuses is not intended as a substitute for careful tax planning.
Federal Income Tax
This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986 and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. In order to qualify for treatment as a regulated investment company (“RIC”) under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain) (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers, or of one or more qualified publicly traded partnerships, or the securities of one or more qualified publicly traded partnerships.
Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.
If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund’s current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.
Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.
With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
The Fixed Income Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Fixed Income Funds do not expect to realize net-long term capital gains because the Bond Funds and the portion of such Funds’ distributions are expected to be eligible for the corporate dividends received deduction.
The Equity Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income.
Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund’s shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund’s portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.
A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. If a Fund participates in a securities lending transaction, to the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to such a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. Such income will also not be qualifying dividends eligible for the dividends received deduction for corporate investors. The Funds expect to use such substitute payments, if any, to satisfy a Fund’s expenses, and therefore expect that their receipt of substitute payments, if any, will not adversely affect the percentage of distributions qualifying as qualified dividend income. Withholding taxes accrued on dividends during the period that any security was not directly held by a Fund will not qualify as a foreign tax paid by a Fund and therefore cannot be passed through to shareholders. As a general practice, the Funds will not recall securities on loan solely to receive income payments to avoid potential tax consequences as no Fund is managed in a tax sensitive style.
Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.
Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.
Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.
If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income (“UBTI”). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion. If a charitable remainder trust incurs any UBTI in a taxable year, all of its net income for the taxable year is subject to federal income tax.
Sale, Redemption or Exchange of Fund Shares
Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.
Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds his or her shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
In certain cases, a Fund will be required to withhold, at the applicable withholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service (“IRS”) if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).
Tax-Exempt Funds
If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay “exempt interest dividends,” as defined in Section 852(b)(5) of the Code, to its shareholders.

As noted in their prospectuses, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder’s gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the “Alternative Minimum Tax”) imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.
Distributions of exempt-interest dividends may result in additional federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.
A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to such users) of facilities financed by industrial development or private activity bonds. A “substantial user” is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of a tax-exempt fund.
Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.
The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

In certain cases, a Fund will be required to withhold, at the applicable withholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service (“IRS”) if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).
State Taxes
A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.
Shareholders are urged to consult their tax advisors regarding state and local taxes affecting an investment in shares of a Fund.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Foreign Taxes
Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
If the International Equity, International Equity Index and International Equity 130/30 Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund’s total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and intends to, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity, International Equity Index and International Equity 130/30 Funds’ transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.
Excess Inclusion Income of Certain Tax-Exempt Shareholders from an Investment in the Real Estate 130/30 Fund in REITs and REMIC Residual Interests.
Certain tax-exempt shareholders in the Real Estate 130/30 Fund, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax exempt shareholder could realize UBTI by virtue of its investment in the Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in REITs that hold a REMIC residual interest (income that is attributable to these residual interests is referred to in the Internal Revenue Code as an “excess inclusion income”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax exempt shareholder within the meaning of Internal Revenue Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a “taxable mortgage pool” within the meaning of Internal Revenue Code Section 7701(i) as a portion of the REIT’s assets, or as a REIT subsidiary, then a portion of the REIT’s income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by the Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.
Under guidance issued by the IRS, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a “disqualified organization.” Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on their unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund’s excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee on behalf of the disqualified organization. The Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permissible under the Investment Company Act of 1940, as amended, regulated investment companies such as the Fund are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:
•	If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund’s gross income, it must inform the non-nominee shareholder of the amount and character of excess inclusion income allocated to them; and

•	If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.
Any excess inclusion income realized by the Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as unrelated business taxable income under the Internal Revenue Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of the Fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund’s income may be considered excess inclusion income.
Compliance with these requirements will require the Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that the Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. The Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.
Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.
Investments in U.S. Real Property. The Real Estate 130/30 Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by the Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC that is classified as a qualified investment entity. A “qualified investment entity” includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations.
If the Fund is classified as a qualified investment entity and you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution, then Fund distributions to you are treated as gain recognized by you from the disposition of a U.S. real property interest (USRPI) to the extent that the distribution is attributable to gain from a sale or disposition of a USRPI by the Fund. This will cause any such distribution to be subject to U.S. withholding tax at a rate of 35%, and require that you file a nonresident U.S. income tax return.
In general, a USRPI includes stock in a U.S. real property holding corporation (USRPHC). A USRPHC is a U.S. corporation more than 50% of the assets of which are interests in U.S. real estate. However, if stock of a class of a USRPHC is publicly traded, stock of such class is treated as a USRPI only if the Fund owns more than 5% of such class of stock. Stock of a U.S. REIT that is a USRPHC is a USRPI if the Fund owns more than 5% of the class of REIT shares, except that if U.S. shareholders control the U.S. REIT, then shares of the REIT are not USRPIs even if the Fund owns more than 5%.
This treatment applies only if you own more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. These look-through rules and the exemption from withholding for Fund shareholders owning 5% or less of a class of Fund shares sunset on December 31, 2009, except as provided in the next paragraph.
Even if you are a non-U.S. shareholder and do not own more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution, Fund distributions to you that are attributable to gain from disposition of a USRPI by the Fund will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject withholding at 30% or lower treaty rate) if the Fund is classified as a qualified investment entity as described above. This rule sunsets on December 31, 2009, except that distributions you receive of short- or long-term capital gains that are attributable to the sale or disposition of a U.S. real property interest by a REIT in which the Fund invests will continue to be taxable as FIRPTA gain, subject to 35% withholding and a requirement that you file a U.S. nonresident income tax return, so long as the Fund remains a qualified investment entity.
FIRPTA “Wash Sale” Rule. If a non-U.S. shareholder of the Fund, during the 30-day period preceding a Fund distribution that would have been treated as a distribution from the disposition of a U.S. real property interest, acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These Rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on Sale of Fund Shares As FIRPTA Gain. In addition, a sale or redemption of Fund shares will be FIRPTA gain only if (i) such non-U.S. shareholder owns more than 5% of a class of shares in the Fund, (ii) more than 50% of the Fund’s assets consist of (A) more than 5% interests in publicly traded companies that are U.S. real property holding companies, (B) interests in non-publicly traded companies that are U.S. real property holding companies, and (C) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 5%, and (iii) non-U.S. shareholders own 50% or more of the value of the Fund shares (requirement (iii) sunsets and does not apply after December 31, 2009).
In the unlikely event a sale of Fund shares results in FIRPTA gain, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.
Limitations on Withholding On FIRPTA Gain For Non-U.S. Investors. While the Fund, if classified as a qualified investment entity, will make every effort to identify and pass-through any FIRPTA gain that it receives on Fund investments, and to withhold on distributions of this income paid directly to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on managed or omnibus accounts may not have the capacity to identify non-U.S. shareholders who are paid distributions containing FIRPTA gain and to properly withhold federal income taxes on these distributions. Shareholders of these accounts should talk to their investment representatives about any additional tax due on FIRPTA gain.
FUND TRANSACTIONS
Brokerage Transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Adviser is responsible for placing the orders to execute transactions for a Fund (excluding the Aggressive Growth Stock Fund, the Emerging Markets Growth Stock Fund, the International Equity 130/30 Fund, the Real Estate 130/30 Fund, the U.S. Equity 130/30 Fund, the High Income Fund, the Intermediate Bond Fund, the Investment Grade Bond Fund, the Limited Duration Fund, the Limited-Term Federal Mortgage Securities Fund, the Seix Floating Rate High Income Fund, the Seix Global Strategy Fund, the Seix High Yield Fund, the Corporate Bond Fund, the Total Return Bond Fund and the U.S. Government Securities Fund).
With respect to the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, Real Estate 130/30 Fund, U.S. Equity 130/30 Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Corporate Bond Fund, Total Return Bond Fund and U.S. Government Securities Fund, subject to policies established by the Board of Trustees and oversight by the Adviser, the applicable Subadviser is responsible for placing the orders to execute transactions for each such Fund.
In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. Where possible, the Adviser or the Subadviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. While the Adviser or the Subadviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available due to reasons described herein.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Money market and debt securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Certain Funds may also enter into financial futures and option contracts, which normally involve brokerage commissions. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of
	Brokerage Commissions Paid ($)
Fund	2009	2008		2007
Aggressive Growth Allocation Strategy	0	198		0
Aggressive Growth Stock Fund	174,733	309,805		361,568
Conservative Allocation Strategy	178	0		0
Corporate Bond Fund	1,458	0		865
Emerging Growth Stock Fund	184,092	326,544		290,487
Georgia Tax-Exempt Bond Fund	0	0		0
Growth Allocation Strategy	0	0		0
High Grade Municipal Bond Fund	0	0		0
High Income Fund	0	0		974
Institutional Cash Management Money Market Fund	0	0		0
Institutional Municipal Cash Reserve Money Market Fund	0	0		0
Institutional U.S. Government Securities Money Market Fund	0	0		0
Institutional U.S. Treasury Securities Money Market Fund	0	0		0
Intermediate Bond Fund	14,067	0		0
International Equity 130/30 Fund	1,535,130	33,827	*		**
International Equity Fund	3,114,967	3,859,246		2,407,435
International Equity Index Fund	753,277	496,517		263,296

	Aggregate Dollar Amount of
	Brokerage Commissions Paid ($)
Fund	2009	2008		2007
Investment Grade Bond Fund	6,670	0		0
Investment Grade Tax-Exempt Bond Fund	0	0		0
Large Cap Core Equity Fund	1,663,380	2,326,184		2,136,101
Large Cap Growth Stock Fund	651,259	1,708,240		2,774,153
Large Cap Quantitative Equity Fund	781,165	1,555,391		1,481,605
Large Cap Value Equity Fund	3,322,504	2,105,464		1,861,845
Limited Duration Fund	0	0		0
Limited-Term Federal Mortgage Securities Fund	0	0		0
Maryland Municipal Bond Fund	0	0		0
Mid-Cap Core Equity Fund	219,414	373,784		1,860,875
Mid-Cap Value Equity Fund	1,757,702	1,272,227		1,306,920
Moderate Allocation Strategy	982	0		0
North Carolina Tax-Exempt Bond Fund	0	0		0
Prime Quality Money Market Fund	0	0		0
Real Estate 130/30 Fund	98,795	20,096	*		**
Seix Floating Rate High Income Fund	0	0		0
Seix Global Strategy Fund	0		**		**
Seix High Yield Fund	0	0		0
Select Large Cap Growth Stock Fund	125,553	103,577		264,128
Short-Term Bond Fund	3	136		0
Short-Term U.S. Treasury Securities Fund	0	0		0

	Aggregate Dollar Amount of
	Brokerage Commissions Paid ($)
Fund	2009	2008	2007
Small Cap Growth Stock Fund	1,584,818	2,104,421	6,744,551
Small Cap Value Equity Fund	942,891	1,297,749	1,325,784
Tax-Exempt Money Market Fund	0	0	0
Total Return Bond Fund	10,485	0	0

	Aggregate Dollar Amount of
	Brokerage Commissions Paid ($)
Fund	2009	2008		2007
Ultra-Short Bond Fund	0	0		0
U.S. Equity 130/30 Fund	48,525	18,777	*		**
U.S. Government Securities Fund	0	0		0
U.S. Government Securities Money Market Fund	0	0		0
U.S. Government Securities Ultra-Short Bond Fund	0	0		0
U.S. Treasury Money Market Fund	0	0		0
Virginia Intermediate Municipal Bond Fund	0	0		0
Virginia Tax-Free Money Market Fund	0	0		0

*	With respect to the 130/30 Funds, represents the period from December 26, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.
Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser or Subadviser may select a broker based upon brokerage or research services provided to the Adviser or Subadviser. The Adviser or Subadviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the 1934 Act permits the Adviser or Subadviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or Subadviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser or Subadviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Subadviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Subadviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Subadviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser or Subadviser under the Advisory or Subadvisory Agreement. Any advisory or other fees paid to the Adviser or Subadviser are not reduced as a result of the receipt of research services.
In some cases the Adviser or Subadviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or Subadviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Subadviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Subadviser faces a potential conflict of interest, but the Adviser or Subadviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Subadviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Subadviser:

	Total Dollar Amount of					Total Dollar Amount of Transactions
	Brokerage Commissions for					Involving Brokerage Commissions
	Research Services ($)					For Research Services ($)
Fund	2009	2008		2007		2009	2008		2007
Aggressive Growth Stock Fund	164,360	299,120		357,960		168,967,733	368,118,249		353,258,575
Emerging Growth Stock Fund	172,097	319,050		290,487		117,772,648	276,916,476		220,652,583
International Equity Fund	3,051,186	3,833,659		2,412,436		2,778,498,649	3,508,350,785		1,727,872,108
International Equity Index Fund	753,323	498,729		262,298		948,101,136	486,498,523		242,031,767
International Equity 130/30 Fund	599,825	13,111	*		**	1,424,235,368	28,087,654	*		**
Large Cap Core Equity Fund	1,459,584	1,071,709		1,299,060		1,971,167,229	1,497,041,369		1,229,350,354
Large Cap Growth Stock Fund	553,233	638,357		1,527,735		892,280,608	1,146,120,351		1,298,118,313
Large Cap Quantitative Equity Fund	673,248	867,840		385,614		849,044,541	1,582,366,860		796,110,564
Large Cap Value Equity Fund	2,945,971	1,150,339		1,112,865		2,808,542,183	1,486,254,599		1,131,873,728
Mid-Cap Core Equity	201,994	149,481		626,555		192,558,578	221,613,616		530,632,658
Mid-Cap Value Equity Fund	1,550,183	672,453		738,294		1,065,611,172	808,248		638,853,274
Real Estate 130/30 Fund	37,048	7,840	*		**	71,487,146	24,144,997	*		**
Select Large Cap Growth Stock Fund	112,390	43,809		163,381		149,639,354	94,902,059		183,915,606
Small Cap Growth Stock Fund	1,231,703	932,764		1,731,702		1,176,981,591	1,360,762,051		1,849,825,284
Small Cap Value Equity Fund	810,645	744,327		579,397		523,716,550	675,491,068		577,512,739
U.S. Equity 130/30 Fund	18,197	7,042	*		**	42,051,313	26,694,936	*		**

*	With respect to the 130/30 Funds, represents brokerage commissions paid for research services during the period from December 27, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Subadviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and rules promulgated by the SEC. Under the 1940 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund if written procedures are in effect expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” For those transactions not occurring on an exchange, the rules generally require that no more than two percent be charged if the sale is effected in connection with a secondary distribution or more than one percent of the purchase or sale price if the sale is effected otherwise. The Trustees, including those who are not “interested persons” of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007 the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown reflect fees paid in connection with Fund repurchase agreement transactions.

				Percentage of Total			Percentage of Total
	Aggregate Dollar Amount of			Brokerage Commissions/Fees			Brokerage Transactions
	Brokerage Commissions/Fees Paid			Paid to Affiliated Brokers			Effected Through Affiliated
	to Affiliated Brokers ($)+			(%)++			Brokers (%)
Fund	2009	2008	2007	2009	2008	2007	2009	2008	2007
Aggressive Growth Stock Fund	0	0	767	0	0	0.21	0	0	13.73
Corporate Bond Fund	0	0	0	0	0	0	0	0	0
Emerging Growth Stock Fund	0	0	96	0	0	0.03	0	0	3.17
Georgia Tax-Exempt Bond Fund	0	0	0	0	0	0	0	0	0
High Grade Municipal Bond Fund	0	344	383	0	100	100	0	100	100
High Income Fund	0	865	1,477	0	100	60.26	0	100	13.81

						Percentage of Total					Percentage of Total
	Aggregate Dollar Amount of					Brokerage Commissions/Fees					Brokerage Transactions
	Brokerage Commissions/Fees Paid					Paid to Affiliated Brokers					Effected Through Affiliated
	to Affiliated Brokers ($)+					(%)++					Brokers (%)
Fund	2009	2008		2007		2009	2008		2007		2009	2008		2007
Institutional Cash Management Money Market Fund	0	0		70,405		0	0		100		0	0		100
Institutional Municipal Cash Reserve Money Market Fund	0	0		0		0	0		0		0	0		0
Institutional U.S. Government Securities Money Market Fund	247,775	328,121		176,105		100	100		100		100	100		100
Institutional U.S. Treasury Securities Money Market Fund	422,687	848,773		1,085,144		100	100		100		100	100		100
Intermediate Bond Fund	0	0		382		0	0		100		0	0		100
International Equity 130/30 Fund	0	0	*		**	0	0	*		**	0	0	*		**
International Equity Fund	0	0		0		0	0		0		0	0		0
International Equity Index Fund	0	0		0		0	0		0		0	0		0
Investment Grade Bond Fund	0	0		1,652		0	0		100		0	0		100
Investment Grade Tax-Exempt Bond Fund	0	382		1,033		0	100		100		0	100		100
Large Cap Core Equity Fund	0	0		0		0	0		0		0	0		0
Large Cap Growth Stock Fund	0	0		3,305		0	0		0.12		0	0		17.29
Large Cap Quantitative Equity Fund	0	0		326		0	0		0.02		0	0		100

						Percentage of Total					Percentage of Total
	Aggregate Dollar Amount of					Brokerage Commissions/Fees					Brokerage Transactions
	Brokerage Commissions/Fees Paid					Paid to Affiliated Brokers					Effected Through Affiliated
	to Affiliated Brokers ($)+					(%)++					Brokers (%)
Fund	2009	2008		2007		2009	2008		2007		2009	2008		2007
Large Cap Value Equity Fund	0	0		1,494		0	0		0.08		0	0		8.01
Aggressive Growth Allocation Strategy	0	0		0		0	0		0		0	0		0
Conservative Allocation Strategy	0	0		0		0	0		0		0	0		0
Growth Allocation Strategy	0	0		0		0	0		0		0	0		0
Moderate Allocation Strategy	0	0		0		0	0		0		0	0		0
Limited Duration Fund	0	0		692		0	0		100		0	0		100
Limited-Term Federal Mortgage Securities Fund	0	0		2,935		0	0		100		0	0		100
Maryland Municipal Bond Fund	0	0		0		0	0		0		0	0		0
Mid-Cap Core Equity Fund	0	0		4,070		0	0		0.22		0	0		33.98
Mid-Cap Value Equity Fund	0	0		0		0	0		0		0	0		0
North Carolina Tax-Exempt Bond Fund	0	0		0		0	0		0		0	0		0
Prime Quality Money Market Fund	41,002	129,327		47,468		100	100		100		100	100		100
Real Estate 130/30 Fund	0	0	*		**	0	0	*		**	0	0	*		**
Seix Floating Rate High Income Fund	0	14,589		17,453		0	100		100		0	100		100

						Percentage of Total					Percentage of Total
	Aggregate Dollar Amount of					Brokerage Commissions/Fees					Brokerage Transactions
	Brokerage Commissions/Fees Paid					Paid to Affiliated Brokers					Effected Through Affiliated
	to Affiliated Brokers ($)+					(%)++					Brokers (%)
Fund	2009	2008		2007		2009	2008		2007		2009	2008		2007
Seix Global Strategy Fund	0		**		**	0		**		**	0		**		**
Seix High Yield Fund	0	8,300		12,990		0	100		100		0	100		100
Select Large Cap Growth Stock Fund	0	0		158		0	0		0.06		0	0		2.88
Short-Term Bond Fund	0	0		0		0	0		0		0	0		0
Short-Term U.S. Treasury Securities Fund	0	0		0		0	0		0		0	0		0
Small Cap Growth Stock Fund	0	0		8,657		0	0		0.13		0	0		20.25
Small Cap Value Equity Fund	0	0		697		0	0		0.05		0	0		7.65
Tax-Exempt Money Market Fund	0	0		0		0	0		0		0	0		0
Total Return Bond Fund	0	0		5,574		0	0		100		0	0		100
U.S. Equity 130/30 Fund	00	0	*		**	0	0	*		**	0	0	*		**
U.S. Government Securities Fund	0	0		3,553		0	0		100		0	0		100
U.S. Government Securities Money Market Fund	254,919	296,508		155,145		100	100		100		100	100		100
U.S. Government Securities Ultra-Short Bond Fund	0	0		0		0	0		0		0	0		0
U.S. Treasury Securities Money Market Fund	231,783	387,373		529,365		100	100		100		100	100		100
Ultra-Short Bond Fund	0	0		0		0	0		0		0	0		0

				Percentage of Total			Percentage of Total
	Aggregate Dollar Amount of			Brokerage Commissions/Fees			Brokerage Transactions
	Brokerage Commissions/Fees Paid			Paid to Affiliated Brokers			Effected Through Affiliated
	to Affiliated Brokers ($)+			(%)++			Brokers (%)
Fund	2009	2008	2007	2009	2008	2007	2009	2008	2007
Virginia Intermediate Municipal Bond Fund	0	0	0	0	0	0	0	0	0
Virginia Tax-Free Money Market Fund	0	0	0	0	0	0	0	0	0

+	For the fiscal year ended March 31, 2009 the Funds paid affiliated broker SunTrust Robinson Humphrey $1,198,166 through a reduction in the yield earned by the Funds on those repurchase agreements in aggregate.

++	For most Fixed Income Funds, transactions in repurchase agreements, which are generally traded through an affiliated broker-dealer, are the only transactions that result in the payment of fees. Therefore, it might appear, based on the percentage of commissions/fees paid, that all of the Fixed Income Funds’ portfolio transactions are made through affiliated broker-dealers. However, transactions in repurchase agreements make up only a small part of a Fixed Income Fund’s portfolio transactions.

*	With respect to the 130/30 Funds, represents fees paid during the period from December 27, 2007 (the commencement of operations) through March 31, 2008.

**	Not in operation during the period.

PORTFOLIO TURNOVER RATE
Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. Each Fund’s portfolio turnover rate for the fiscal years ended March 31, 2008 and 2009 is shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook.

	Turnover Rate (%)
Fund	2009	2008
Aggressive Growth Allocation Strategy	25	46
Aggressive Growth Stock Fund	27	59
Conservative Allocation Strategy	48	47
Corporate Bond Fund [1]	357	439
Emerging Growth Stock Fund	71	117
Georgia Tax Exempt Bond Fund	63	30
Growth Allocation Strategy	28	50
High Grade Municipal Bond Fund	209	183
High Income Fund	368	403
Intermediate Bond Fund	217	254
International Equity 130/30 Fund[2]	491	120
International Equity Fund	193	141
International Equity Index Fund	47	13
Investment Grade Bond Fund	208	227

	Turnover Rate (%)
Fund	2009	2008
Investment Grade Tax Exempt Bond Fund	221	189
Large Cap Core Equity Fund	89	78
Large Cap Growth Stock Fund	85	109
Large Cap Quantitative Equity Fund[3]	500	399
Large Cap Value Equity Fund	114	116
Limited Duration Fund[4]	44	132
Limited Term Federal Mortgage Securities Fund[5]	337	154
Maryland Municipal Bond Fund	26	23
Mid Cap Core Equity Fund	52	58
Mid Cap Value Equity Fund	213	221
Moderate Allocation Strategy	31	40
North Carolina Tax Exempt Bond Fund	74	76
Real Estate 130/30 Fund[2]	404	70
Seix Floating Rate High Income Fund[6]	226	134
Seix Global Strategy Fund	741		**
Seix High Yield Fund	114	117
Select Large Cap Growth Stock Fund	65	62
Short Term Bond Fund	122	152
Short Term U.S. Treasury Securities Fund[7]	144	66
Small Cap Growth Stock Fund	157	126
Small Cap Value Equity Fund	71	75

	Turnover Rate (%)
Fund	2009	2008
Total Return Bond Fund	199	248
U.S. Equity 130/30 Fund[2]	312	87
U.S. Government Securities Fund	130	134
U.S. Government Securities Ultra Short Bond	92	140
Ultra Short Bond Fund	88	126
Virginia Intermediate Municipal Bond Fund	20	28

**	Not in operation during the period.

1	The Fund changed from the Strategic Income Fund to the Corporate Bond Fund. The Strategic Income Fund bought and sold derivatives and the Corporate Bond Fund does not, therefore lowering the turnover rate.

2	Due to 2008 turnover reflecting a partial year, whereas 2009 turnover reflects a full year of activity.

3	The investment technology utilized by the Fund detected the volatility of the equity markets and adjusted the portfolio accordingly.

4	The lower turnover was due to withdrawals from the Fund which resulted in less money to actively trade. There were also fewer opportunities and the portfolio managers switched from fixed rate to floating rate securities. Fixed rate securities pay off more quickly which would create the need to purchase more securities.

5	The Fund was more actively traded in 2009 than in 2008 and it had a smaller market value in 2009 than in 2008. The portfolio managers bought more dollar rolls this year.

6	Higher turnover was due to the sale of more risky securities into higher quality assets, as well as participation in a more active new issue market.

7	Substantial net inflows to the Fund in October and November of 2008 in the amount of $27 million (or about 35% of the Fund), and the subsequent withdrawal/net outflow of those funds is the primary reason for the higher turnover rate for the year.

PORTFOLIO HOLDINGS
The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). Each Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room. Information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330. The Funds’ Annual Reports and Semi-Annual Reports are available, free of charge, on the Trust’s website at www.ridgeworthfunds.com.
The Trust’s website will provide complete portfolio holdings for each series of the Trust on the 15th day of each month (or on the next business day should the 15th be other than a business day) as of the end of the most recent month. Information will remain available until updated.
Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-784-3863, or write to the Trust at RidgeWorth Funds, c/o Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.
In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as S&P and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Trust may also disclose the portfolio holdings to broker-dealers and/or pricing services in order to allow the Funds to accurately price and potentially sell portfolio securities. The Trust’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.
The Trust requires any third party receiving non-public holdings information to enter into a Confidentiality Agreement with the Adviser. The Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept secret and confidential and that such information will be used solely for the purpose of analysis and evaluation of the Funds. Specifically, the Confidentiality Agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Funds.
Currently, the Trust has arrangements to provide additional disclosure of portfolio holdings information on a monthly basis with no lag time to the following third parties: , Advest, Inc., AG Edwards & Sons, Inc., Banc of America Securities, LLC, Barra Inc., Barrington Research Associates, BB&T Capital Markets, Belle Haven Investments, BMO Nesbit Burns, Buckingham Research Group, Inc., Cantor Fitzgerald & Co., Cowan & Company, LLC, Credit Suisse First Boston, Davenport & Company, LLC, DDM Marketing and Communications, Defined Contribution Advisors, Empirical Research Partners, Ferris Baker Watts, Inc., First Tennessee National Financial First Winston, Inc., Georgia State University, Grant Thorton LLP, Hillard Lyons, Jeffries & Company, Inc., JP Morgan Securities, Inc., KeyBanc Capital Markets, Lehman Brothers, Inc., Merrill Lynch Pierce Fenner & Smith, Inc., Midwest Research, Moody’s Investors Service, Morgan Keegan & Co., Inc., Morgan Stanley, Piper Jaffray & Co., PricewaterhouseCoopers, Raymond James Financial, Inc., RBC Captial Markets, RBC Dain Rauscher, Inc, ReFlow Management, Robert W. Baird & Co., Sanford C. Bernstein & Company, LLC, Smith Barney, Standard & Poor’s, Starboard Capital Markets, LLC, Sterne, Agee & Leach, Inc., SunTrust Personal Asset Management, SunTrust Wealth and Investment Management Division, UBS Financial Services, Inc.,Wachovia Bank, N.A., WPBT, Yon-Drake & Associates, Inc., Zions First National Bank, N.A.
Currently, the Trust has arrangements to provide additional disclosure of complete portfolio holdings information on a quarterly basis with no lag to the following third parties: Aon Consulting, Inc., Callan Associates, Inc., Colonial Consulting, Inc., CRA Business Strategies Group, Gabriel Roder, Smith & Co., New England Pension Consultants, Prime Buchholz & Associates, Inc., Towers Perrin HR Services, Watson Wyatt Investment Consulting, Inc., Wilshire Associates Incorporated.
Currently, the Trust has arrangements to provide additional disclosure of complete portfolio holdings information on a weekly basis with a lag time of 7 days to S&P.
In addition, the Trust’s service providers, such as the custodian, administrator and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.
No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the

Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.
VOTING RIGHTS
Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
SHAREHOLDER LIABILITY
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
CODES OF ETHICS
The Board of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Subadvisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. The Code of Ethics adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts, including securities that may be purchased or held by the Trust. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Adviser and the Subadvisers are generally prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser and Subadvisers are required to obtain approval before investing in limited offerings. Copies of these Codes of Ethics are on file with the SEC and are available to the public.
PROXY VOTING
The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, summaries of which are included in Appendix B to this SAI.
Information regarding how the Funds’ voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds’ proxy voting record, along with the Funds’ full proxy voting policies and procedures, is available on the Funds’ website at www.ridgeworthfunds.com, , without charge upon request by calling 1-888-784-3863, or by writing to the Funds at RidgeWorth Funds, c/o Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The Funds’ proxy voting record is also available on the SEC’s website at www.sec.gov.

5% AND 25% SHAREHOLDERS
As of June 30, 2009, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the respective Funds. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The nature of ownership for each position listed is “Record” unless otherwise indicated. The Trust believes that most of the shares of the Funds were held for the record owner’s fiduciary, agency or custodial customers.

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
SEIX FLOATING RATE HIGH INCOME FUND — A LPL FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	66.09%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	20.34%
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	9.28%

SEIX FLOATING RATE HIGH INCOME FUND — C LLP FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	48.55%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	19.09%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	12.36%
RAYMOND JAMES FINANCIAL SERVICES LLC 880 CARRILON PARKWAY MANHATTAN, NY 10281	7.15%

SEIX FLOATING RATE HIGH INCOME FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	35.87%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	23.52%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	15.54%
LPL FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	5.01%

INTERNATIONAL EQUITY 130/30 FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET MANHATTAN, NY 10281	100.00%

INTERNATIONAL EQUITY 130/30 FUND-C SCOTTRADE, INC ATTN: MUTUAL FUNSD DEPT 12855 FLUSHING MEADOW DR. PO BOX 31759 ST LOUIS, MO 63131	100.00%

INTERNATIONAL EQUITY 130/30 FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	96.09%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
U.S. EQUITY 130/30 FUND — I RIDGEWORTH CAPITAL MANAGEMENT INC 50 HURT PLZ SUITE 1400 ATLANTA, GA 30303	63.00%
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	36.99%

REAL ESTATE 130/30 FUND-A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	100.00%

REAL ESTATE 130/30 FUND — C RIDGE CLEARING & OUTSOURCING SOLUTIONS 2 JOURNAL SQUARE PLAZA 3RD FLOOR JERSEY CITY, NJ 07306	100.00%

REAL ESTATE 130/30 FUND — I RIDGEWORTH CAPITAL MANAGEMENT INC 50 HURT PLZ SUITE 1400 ATLANTA, GA 30303	40.68%
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	58.95%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
SMALL CAP GROWTH STOCK FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	31.72%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	16.75%

LIFE VISION AGGRESSIVE GROWTH FUND-B NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	90.98%

LIFE VISION CONSERVATIVE FUND-B NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	98.61%

LIFEVISION GROWTH AND INCOME FUND- B NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	97.95%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
LIFE VISION MODERATE GROWTH FUND-B NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	96.19%

AGGRESSIVE GROWTH STOCK FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	80.77%
PATRICK BROWN ORMOND BEACH, FL 321743944	6.44%

MID-CAP VALUE EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	83.51%
UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD 4TH FLOOR BERGENLINE, NJ 07087	8.92%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
MID-CAP VALUE EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	91.49%

PRIME QUALITY MONEY MARKET FUND — I SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	85.69%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	7.57%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 PO BOX 105870 ATLANTA, GA 303485870	5.81%

PRIME QUALITY MONEY MARKET FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	99.63%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
U.S. GOVT SECURITIES MONEY MARKET FD-I SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	97.96%

U.S. GOVT SECURITIES MONEY MARKET FD-A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	99.49%

TAX EXEMPT MONEY MARKET FUND — I SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	99.96%

TAX EXEMPT MONEY MARKET FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	99.80%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
INVESTMENT GRADE BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	35.05%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	28.99%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	30.50%

INVESTMENT GRADE BOND FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	31.29%
UBS FINANCIALS SERVICES INC. 1200 HARBOR BLVD 4TH FLOOR BERGENLINE, NJ 07087	7.36%
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	5.47%
UBS FINANCIAL SERVICES INC. 1200 HARBOR BLVD 4TH FLOOR BERGENLINE, NJ 07087	5.24%

INVESTMENT GRADE TAX-EXEMPT BD FD — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	75.33%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	15.07%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	5.28%

INVESTMENT GRADE TAX-EXEMPT BD FD — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	55.40%
MARION G NELSON P O BOX 2531 PANAMA CITY, FL 324022531	8.05%
PENCE & HEATON ELECTRICAL CONTRACTI 5715 TAFT ST HOLLYWOOD, FL 330214528	6.57%

LARGE CAP GROWTH STOCK FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	79.61%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	16.52%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
LARGE CAP GROWTH STOCK FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	43.36%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	7.84%

LARGE CAP VALUE EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	84.68%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	6.79%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	6.21%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
LARGE CAP VALUE EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	49.48%
NATIONWIDE INVESTMENT SERVICES CORP.
ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	7.64%

SHORT-TERM U.S. TREASURY SEC FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	83.42%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	16.36%

SHORT-TERM U.S. TREASURY SEC FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	26.27%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	18.04%
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	47.23%

SHORT-TERM BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	84.67%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	8.83%

SHORT-TERM BOND FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	61.32%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	27.51%

MID-CAP CORE EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	52.62%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	39.64%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	6.36%

MID-CAP CORE EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	64.07%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	14.55%

HIGH GRADE MUNICIPAL BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	94.85%

HIGH GRADE MUNICIPAL BOND FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	89.33%

GEORGIA TAX-EXEMPT BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	99.40%

GEORGIA TAX-EXEMPT BOND FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	90.04%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
INTERNATIONAL EQUITY INDEX FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	86.15%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	5.49%

INTERNATIONAL EQUITY INDEX FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	59.95%
FRONTIER TRUST COMPANY FBO TRANSFORCE INC 401 K PLAN 13181 PO BOX 10758 FARGO, ND 58106	17.60%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
U.S. GOVERNMENT SECURITIES FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	73.49%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	23.03%

U.S. GOVERNMENT SECURITIES FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	65.67%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	7.32%
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	5.65%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
LIMITED TERM FEDERAL MORTGAGE SEC — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	75.89%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	16.39%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	7.09%

LIMITED TERM FEDERAL MORTGAGE SEC — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	57.82%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	25.23%

INTERNATIONAL EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	92.35%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	5.79%

INTERNATIONAL EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	69.56%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	10.76%
ANTHONY R GRAY WINTER PARK, FL 327893975	6.74%

INTERNATIONAL EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	95.96%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SMALL CAP VALUE EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	88.41

AGGRESSIVE GROWTH STOCK FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	91.72%

AGGRESSIVE GROWTH STOCK FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	65.14%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	28.77%

INVESTMENT GRADE BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	58.00%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	5.74%

INVESTMENT GRADE TAX-EXEMPT BD FD — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	83.75

LARGE CAP GROWTH STOCK FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	92.77%

LARGE CAP VALUE EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	82.00%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
ADVANCED FLUID SYSTEMS EMPLOYEE PENSION BENEFIT PLAN PO BOX 648 ATTN THELMA SLAYTON LAWRENCEVILLE, GA 300460648	6.37%

SHORT-TERM U.S. TREASURY SEC FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	95.57%

SHORT-TERM BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	96.63%

MID-CAP CORE EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	95.14%

HIGH GRADE MUNICIPAL BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	88.67%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	6.04%

GEORGIA TAX-EXEMPT BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	94.58%

INTERNATIONAL EQUITY INDEX FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	92.54%

U.S. GOVERNMENT SECURITIES FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	95.08%

LIMITED TERM FEDERAL MORTGAGE SEC — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	94.00%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
EMERGING GROWTH STOCK FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	83.83%
RIDGE CLEARING & OUTSTANDING SOLUTIONS 2 JOURNAL SQUARE PLAZA 3RD FLOOR JERSEY CITY, NJ 07306	7.95%

SMALL CAP VALUE EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	40.39%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	21.88%
STATE STREET BANK 10/01/02 STATE OF MICHIGAN 401K 105 ROSEMONT AVE WESTWOOD, MA 02090	7.60%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
JPMORGAN CHASE BANK AS TRUSTEE COCA-COLA ENTERPRISES BARGAINING EMPLOYEES 401K PLAN PO BOX 419784 C/O JPMORGAN RPS MGMT RPTG TEAM KANSAS CITY, MO 64141	5.81%
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	6.98%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	7.66%

EMERGING GROWTH STOCK FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	72.47%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	17.67%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SCOTTRADE, INC. ATTN: MUTUAL FUNDS DEPT 12855 FLUSHING MEADOW DR PO BOX 31759 ST LOUIS, MO 63131	9.86%

EMERGING GROWTH STOCK FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	98.75%

INSTL CASH MGMT MNY MRKT-IS SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	70.49%
SUNTRUST BANK OMNIBUS FOR BUSINESS SWEEP 303 PEACHTREE ST ATTN KATE SANDMAN CORPORATE TREASURY ATLANTA, GA 30308	19.99

INST US TREAS SEC MNY MRKT FD-IS SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	59.92%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SUNTRUST BANK OMNIBUS FOR BUSINESS SWEEP 303 PEACHTREE ST ATTN KATE SANDMAN CORPORATE TREASURY ATLANTA, GA 30308	26.41%
HARE & CO THE BANK OF NY MELLON 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057	7.49%

SMALL CAP GROWTH STOCK FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	74.69%
SCOTT & STRINGFELLOW, INC. 909 E MAIN STREET RICHMOND, VA 23219	6.73%

SMALL CAP GROWTH STOCK FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	27.98%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
GREAT WEST LIFE & ANNUITY COMPANY 8515 E ORCHARD RD 2T2 C/O FASCORP RECORDKEEPER GREENWOOD VLG, CO 801115002	27.86%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	18.63%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	10.38%

HIGH INCOME FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	39.36%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	24.98%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	26.42%
NATIONAL FINANCIAL SERVICES 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANGATTAN, NY 10281	8.42%

SELECT LARGE CAP GROWTH STOCK — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	98.30%

SELECT LARGE CAP GROWTH STOCK — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	93.93%

LARGE CAP QUANTITATIVE EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	97.19%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
HIGH INCOME FUND — C ATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	91.74%

HIGH INCOME FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	56.85
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	27.21%
LPL FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	9.11%

LIFE VISION AGGRESSIVE GROWTH FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	98.28%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
LIFE VISION AGGRESSIVE GROWTH FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	96.78%

LIFE VISION CONSERVATIVE FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	92.25
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 070399	8.14%

LIFE VISION CONSERVATIVE FUND — I SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	64.16%
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	35.05%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNED
LIFE VISION CONSERVATIVE FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	29.33%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	67.78%

LIFE VISION GROWTH AND INCOME — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	97.84%

LIFE VISION GROWTH AND INCOME FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	96.62%

LIFE VISION MODERATE GROWTH FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	90.5%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
LIFE VISION MODERATE GROWTH FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	96.23%

NORTH CAROLINA TAX-EXEMPT BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	96.98%

NORTH CAROLINA TAX EXEMPT BOND FD — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	100.00%

MID-CAP VALUE EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	34.01%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
FULTON FINANCIAL ADV TTE FBO MASLAND ASSOCIATE INC PO BOX 3215 LANCASTER, PA 17604	37.48%
RELIANCE TRUST COMPANY LENOX R/R PO BOX 48529 ATLANTA, GA 30362	19.07%

SMALL CAP VALUE EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	41.72%
VALLEE CO FBO 4B C O M 1 TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE, WI 53224	34.78%

CORPORATE BOND FUND -A LPL FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	40.69%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	31.05%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
BPPR AS TRUSTEE FBO GFR RETIREMENT SAVINGS PLAN POPULAR STREET BUILDING TRUST DIVISION 153 PONCE DE LEON AVE 8TH FLOOR SAN JUAN PR 00917	16.28%
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	5.11%

CORPORATE BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	90.56%

CORPORATE BOND FUND — I NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	5.61%
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	80.42%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
COMMUNITY FOUNDATION SOUTHEAST MICHIGAN 333 WEST FORT ST SUITE 2010 DETROIT, MI 48226	8.36%

LARGE CAP QUANTITATIVE EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	97.41%

LARGE CAP QUANTITATIVE EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	88.00%
ROBERT F ASARO KANSAS CITY, MO 641554122	8.11%

SELECT LARGE CAP GROWTH STOCK — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	43.36%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE, NY 10577	51.23%
STERNE, AGEE & LEACH, INC. 813 SHADES CREEK PKWY SUITE 100B BIRMINGHAM, AL 35209	5.40%

US TREASURY MONEY MARKET FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	99.20%

VIRGINIA INTERMEDIATE MUNICIPAL BOND-C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	96.97%

TOTAL RETURN BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	87.30%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
TOTAL RETURN BOND FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	12.25%
USB FINANCIAL SERVICES INC. 1200 HARBOR BLVD 4TH FLOOR BERGENLINE, NJ 07087	35.84%
FRONTIER TRUST COMPANY FBO TRANSFORCE INC 401K PLAN 13181 PO BOX 10758 FARGO, ND 58106	19.58%
JANNEY MONTGOMERY SCOTT LLC PHILADELPHIA, PA 19103	6.13%

TOTAL RETURN BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	41.03%
LPL FINANCIAL CORPORATION ONE BEACON STREET 22ND FLOOR BOSTON, MA 02108	20.62%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	13.15%
RAYMOND JAMES FINANCIAL SERVICES, INC. 880 CARRILON PARKWAY SAINT PETERSBURG, FL 33716	9.61%
RAYMOND JAMES FINANCIAL SERVICES, INC. 880 CARRILON PARKWAY SAINT PETERSBURG, FL 33716	8.00%
RAYMOND JAMES FINANCIAL SERVICES, INC. 880 CARRILON PARKWAY SAINT PETERSBURG, FL 33716	6.46%

LIMITED DURATION FUND — I SEIX ADVISORS AS MANAGER FOR INTERNATIONAL FELLOWSHIP FOUNDATION 10 MOUNTAINVIEW RD STE C200 C/O ELLEN WESH-SEIX ADVISORS UPPER SADDLE RIVER, NJ 07458	40.76%
SEIX ADVISORS AS MANAGER OHIO TUITION TRUST AUTHORITY 10 MOUNTAINVIEW RD STE C200 SADDLE RIVER, NJ 074581937	25.71%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	25.52%
SEIX AS MANAGER FOR IIE-WHITAKER 10 MOUNTAINVIEW RD SUITE C-200 UPPER SADDLE RIVER, NJ 07458	7.85%

INTERMEDIATE BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	73.26%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	17.18%

INTERMEDIATE BOND FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	19.81%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
USB FINANCIAL SERVICES INC. 1200 HARBOR BLVD 4TH FLOOR BERGENLINE, NJ 07087	33.19%
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	6.82%

INTERMEDIATE BOND FUND — R NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	22.34%
FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE MO 3740 ST. LOUIS, MO 63103	9.89%
RBC CAPITAL MARKETS CORPORATION 60 SOUTH SIXTH STREET MINNEAPOLIS, MN 554024400	8.51%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	7.45%
RAYMOND JAMES FINANICAL SERVICES, INC. 880 CARRILON PARKWAY SAINT PETERSBURG, FL 33716	6.69%
RAYMOND JAMES FINANCIAL SERVICES, INC. 880 CARRILON PARKWAY SAINT PETERSBURG, FL 33716	5.38%

SEIX HIGH YIELD FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	14.76%
WELLS FARGO BANK NA FBO SD HOSPICE PALLIATIVE CUST PLG PO BOX 1533 MINNEAPOLIS, MN 55480	12.90%
MINISTER OF FINANCE PROV OF NOVA NOVA SCOTIA TEACHERS PENSION FUND 1723 HOLLIS ST PO BOX 187 HALIFAX NOVA SCOTIA CAD B3J-2N3	7.84%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
MINISTER OF FINANCE PROV OF NS NS PUBLIC SERVICE SUPERANNUATION FUND 1723 HOLLIS ST PO BOX 187 HALIFAX NOVA SCOTIA CAD B3J-2N3	7.25%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	13.21%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	5.19%

SEIX HIGH YIELD FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	69.67%
TD AMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	22.19%

SEIX HIGH YIELD FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	56.27%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
USB FINANCIAL SERVICES INC. 1200 HARBOR BLVD 4TH FLOOR BERGENLINE, NJ 07087	14.55%

INST MUNI CASH RESERVE MM — IS SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	100.00%

US GOVT SECURITIES ULTRA SHORT BOND FD-I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	54.61%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	14.56%
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	11.73%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
PERSHING LLC 1 PERSHING PLAZA 14TH FLOOR JERSEY CITY, NJ 07399	7.91%

ULTRA SHORT BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	84.61%
STATE STREET BANK AS CUSTODIAN FOR UNIVERSITY HEALTH SERVICES INC 125 SUNNYNOLL CT STE 200 WINSTON-SALEM, NC 27106	11.31%

INSTL US TREAS SEC MNY MKT FD-CT SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	99.99%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
INSTL US GOVT SEC MNY MRKT FD-IS SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	72.25%
SUNTRUST BANK OMNIBUS FOR BUSINESS SWEEP 303 PEACHTREE STREET ATTN KATE SANDMAN CORPORATE TREASURY ATLANTA, GA 30308	9.94%

LIFE VISION MODERATE GROWTH FUND — I SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE, CO 801115002	90.71%
SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	8.42%

LIFE VISION GROWTH AND INCOME FUND — I SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	97.99%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
LIFE VISION AGGRESSIVE GROWTH FUND — I SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	95.54%

US TREASURY MONEY MARKET FUND — I SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	96.80%

VIRGINIA TAX FREE MONEY MARKET — I SUNTRUST BANK MAIL CENTER 3133 P O BOX 105504 ATTN SUSAN GRIDER ATLANTA, GA 303485504	89.18%
GOLDMAN SACHS GLOBAL CASH SERVICES OMNIBUS ACCT GOLDMAN SACHS & CO CUSTOMERS 71 S WACKER SUITE 500 ATTN FINANCIAL CONTROL CHICAGO, IL 60606	10.82%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
VIRGINIA TAX FREE MONEY MARKET — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	99.95%

VIRGINIA INTERMEDIATE MUNICIPAL BOND-I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	97.96%

VIRGINIA INTERMEDIATE MUNICIPAL BOND-A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	85.46%

MARYLAND MUNICIPAL BOND FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	99.78%

MARYLAND MUNICIPAL BOND FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	97.38%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
LARGE CAP CORE EQUITY FUND — I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	65.57%
TRUSTMAN SUNTRUST BANKS MUTUAL FUND RECONCILIATION UNIT MAIL CENTER 3144 P O BOX 105870 ATLANTA, GA 303485870	19.01%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	7.10%
SUNTRUST BANK AND VARIOUS BENEFIT PLANS C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 801115002	6.62%

LARGE CAP CORE EQUITY FUND — A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	67.72%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
NATIONWIDE INVESTMENT SERVICES CORP. ATTENTION: ACCOUNTING ONE NATIONWIDE PLAZA 1-13-G1 COLUMBUS, OH 43215	12.26%

LARGE CAP CORE EQUITY FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	95.18%

PRIME QUALITY MONEY MARKET FUND — C NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	95.80%

SEIX GLOBAL STRATEGY FUND-A NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER MANHATTAN, NY 10281	100.00%

SEIX GLOBAL STRATEGY FUND-I SEI PRIVATE TRUST CO C O ID 370 REINVEST 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	42.32%

PERCENT OF
NAME AND ADDRESS OF OWNER	CLASS OWNERD
SEIX ADVISORS AS MANAGER NEW JERSEY EDUCATION ASSOC NJEA 10 MOUNTANVIEW RD SUITE C-200 UPPER SADDLE RIVER, NJ 07458	20.64%
EGAP CO FBO 91P002073 C O PEOPLE S UNITED BANK 2 BURLINGTON SQ PO BOX 820 BURLINGTON, VT 05402	15.83%
SEIX INVESTMENT ADVISORS AS MANAGER FOR PRINCETON THEOLOGICAL SEMINARY 10 MOUNTAINVIEW RD SUITE C-200 UPPER SADDLE RIVER, NJ 07458	11.61%
SEIX INVESTMENT ADVISORS AS MANAGER FOR THE BAKERY DIVERS LOCAL 194 PENSION FUND 300 TICE BLVD WOODCLIFF LAKE, NJ 0706770000	5.23%

FINANCIAL STATEMENTS
The financial statements for the Trust’s fiscal year ended March 31, 2009, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are incorporated into this Statement of Additional Information by reference from the 2009 Annual Report to Shareholders. Copies of the 2009 Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

APPENDIX A

INVESTMENT RATINGS
STANDARD & POOR’S (S&P) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
S&P VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
S&P assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols
(i.e., SP-1+/A-1+).
S&P COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
A-1—A Short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A Short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

S&P LONG-TERM DEBT RATINGS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.
B—Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.
D—In payment default. The ‘D’ rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.
MOODY’S INVESTORS SERVICE (MOODY’S) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.
MIG1—This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG2—This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MOODY’S VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.
MOODY’S COMMERCIAL PAPER (CP) RATINGS
Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
MOODY’S LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A—Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa—Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba—Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.
NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.
NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.
NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

FITCH RATINGS SHORT-TERM DEBT RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.
F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F-3—Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.
F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB—Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.
B—Highly Speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
DBRS SHORT-TERM DEBT AND COMMERCIAL PAPER RATING DEFINITIONS
As is the case with all Dominion Bond Rating Service (“DBRS”) rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.
R-1 (high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high),” few entities are strong enough to achieve this rating.
R-1 (middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.
R-1 (low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.
DBRS LONG-TERM DEBT RATING DEFINITIONS
As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.
“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
“BBB” Bonds rated “BBB” are of adequate credit quality, with acceptable protection of principal and interest; Issuers in this category are fairly susceptible to adverse changes in financial and economic conditions.
“BB” Bonds rated “BBB” are of speculative credit quality, with uncertain protection of principal and interest, particularly during periods of economic recession.
“B” Bonds rated “B” are of highly speculative credit quality, with a reasonably high level of uncertainty as to the ability of the issuers to pay principal and interest on a continuing basis in the future, especially in periods of economic recession or industry adversity.
“CCC, CC, C” Bonds rated “CCC, CC, or C” are of very highly speculative credit quality, with principal and interest being in danger of default. In practice, there is little difference between the categories.
“D” For bonds rated “D,” the issuer has either not met a scheduled payment of principal or interest or interest issuer has made it clear that it will miss such a payment in the near future.
“High” or “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.
AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.
AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.
AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.
A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.
aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.
aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.
a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.
bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.
bb —Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc,cc, c— Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.
Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier(“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:
Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.
Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.
Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

APPENDIX B

B-1

RIDGEWORTH CAPITAL MANAGEMENT, INC. PROXY DISCLOSURE TO THE
RIDGEWORTH FUNDS SHAREHOLDERS
Dear Shareholders:
Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, RidgeWorth Capital Management, Inc. (“RidgeWorth”), is authorized to vote proxies on behalf of the RidgeWorth Funds.
The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.
The RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.
RidgeWorth’s existing Proxy Voting Committee (“Committee”) is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting administration servicing agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most established and capable proxy voting servicing agencies in the industry and chose to hire Glass Lewis & Co. as RidgeWorth’s agent to assist us with meeting the administrative, clerical, functional, and recordkeeping aspects of our fiduciary obligations.
Several of the determining factors in choosing Glass Lewis & Co. as an agent to provide such services included its excellent research tools and advanced, state of the art technical capabilities and large scale system support required to accommodate an advisor of our size.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. Management believes that it is in the best interest of shareholders to abstain from voting shares of securities held in the RidgeWorth International Equity 130/30 Fund in countries that participate in share blocking.
To address material conflicts of interest, as defined by SEC regulations, involving RidgeWorth relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.
Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on RidgeWorth’s, SunTrust Banks, Inc. (“SunTrust”) or a related SunTrust affiliate’s board of directors or (2) where an issuer has substantial banking or other financial relationships with RidgeWorth and/or SunTrust, or a SunTrust affiliate.
If the Committee engages an independent fiduciary voting service to perform the voting analysis, Glass Lewis & Co., as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. RidgeWorth will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.
Please be assured that although RidgeWorth has engaged Glass Lewis & Co. to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. RidgeWorth will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.
Further information, such as copies of RidgeWorth’s Proxy Policies and Procedures and voting records of the RidgeWorth Funds, may be obtained without charge by contacting the RidgeWorth Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.ridgeworthfunds.com. The policies and procedures are also available in the RidgeWorth Funds’ Statement of Additional Information. Actual voting records will also be filed and available on the SEC’s website.
Again, please know that, as with all matters relating to the RidgeWorth Funds, we at RidgeWorth take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.
Regards,
RidgeWorth Capital Management, Inc.

RidgeWorth Capital Management, Inc. Proxy Policy
RidgeWorth Capital Management, Inc (“RidgeWorth” or “the Firm”) has a Proxy Committee (“Committee”) that is responsible for establishing policies and a procedure designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.
After an extensive review of established service providers including size, experience and technical capabilities, the Firm contracted with Glass Lewis & Co. as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:
1.	The collection and coordination of proxy material from each custodian for each the Firm client’s account(s),

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each the Firm client’s account(s), in accordance with the Firm’s proxy policies and the Committee’s direction.

3.	Required record keeping and voting record retention of all the Firm proxy voting on behalf the Firm’s clients.
As reflected in the Firm’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.
The Committee will retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, this information will be communicated to Glass Lewis as the Firm’s agent so that the relative shares proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.
An Independent, Objective Approach to Proxy Issues
In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all the Firm discretionary investment management clients.
As indicated above, the Committee utilizes the services of Glass Lewis, an independent third party agent, to assist with facilitating the administrative, clerical, functional and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, the Firm maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.
The Firm provides and maintains the following standard proxy voting policies:
•	RidgeWorth U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts and funds)

•	RidgeWorth Taft Hartley Proxy Policy

•	RidgeWorth Global/International Proxy Policy

These policies are available as described below. Both brief and extended summaries are available for the RidgeWorth Taft Hartley Proxy Policy and the RidgeWorth Global/International Proxy Policy.
The Committee’s process includes a review and evaluation of relevant, information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner ensuring votes are cast in the best interest of our clients.
Under the Firm Global/International Proxy Policy, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts.* In this regard the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.
Exceptions to Policy
The Firm Proxy Policies and guidelines as outlined herein generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs, and funds.
In those situations proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. However, currently all subadvisors to the RidgeWorth Funds have either adopted the same proxy policy as RidgeWorth or RidgeWorth votes the proxies on the subadvised funds.
Conflicts of Interest
Due to its diversified client base, numerous product lines, and affiliation with SunTrust Banks, Inc., and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.
Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:
1.	Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either the Firm or SunTrust Banks, Inc. or its affiliates, may have a similar significant on-going non-investment management associated relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of the Firm or SunTrust Banks, Inc. or any of its affiliates.

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm, SunTrust Banks, Inc. or its affiliates.

4.	A director or senior officer of the Firm or SunTrust Banks, Inc. serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater held individually by the Firm, or in conjunction with the Firm and SunTrust Banks, Inc. and/or its affiliates
Although the Firm utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:
1.	Retain an independent fiduciary to vote the shares.

2.	Send the proxy material to the client (in the case of mutual funds, the funds’ shareholders) so he or she may vote the proxies.
Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.
Securities Lending Program
The Firm also manages assets for several clients (including mutual funds, such as the RidgeWorth Funds) which engage in “securities lending” programs. In a typical securities lending program such as this one, clients or funds lend securities from their accounts/ portfolios to approved broker-dealers against cash collateral (generally 102% of loan value). In addition, incremental income is earned by: 1.) extracting intrinsic value from each loan; and, 2.) generating investment income through reinvestment activities involving the cash collateral. The Committee will generally refrain from voting securities that are out on loan when the costs and lost revenue to the client or fund combined with the administrative effects of recalling the securities for voting purposes outweigh the benefit of voting such proxy. However, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager’s desire to retain the position in the portfolio, and that the vote associated with the aggregated position of loaned securities to be voted would not significantly affect the overall voting outcome. The Committee will rely on the portfolio manager’s input to make such decisions. Furthermore, absent compelling economic and/or security related research or news, the Committee will generally not consider recalling shares unless total beneficial ownership under management is greater than 4.55%.
Under the current lending program, the Firm is required to notify the Custodian to recall securities on loan 10 business days prior to the record date or as soon as reasonably possible thereafter if the Firm wishes to vote the security’s proxy in order to enable the Custodian to gain possession by the voting deadline.
Additional Information
RidgeWorth clients:
RidgeWorth follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the RidgeWorth Capital Management Inc. U.S. Domestic Proxy Policy (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Policy (which votes per the general guidelines put forth by the AFL-CIO), and Global/International Proxy Policy and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact RidgeWorth Capital Management, Inc.. Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@ridgeworth.com.

RidgeWorth Funds shareholders:
Although RidgeWorth may subadvise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth Capital Management, Inc. Shareholders of the RidgeWorth Funds may access fund related proxy voting information by calling 1-888-(784-3863) or by visiting www.ridgeworthfunds.com.

*	Management believes that it is in the best interest of shareholders not to vote in shareblocking markets and has instructed Glass Lewis to take no action on these proxies.

RidgeWorth Capital Management, Inc. International Proxy Voting Guidelines
May 15, 2009
Following is a concise summary of general policies for voting global proxies. In addition, RidgeWorth has country- and market-specific policies, which are not captured below.
I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. RidgeWorth seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance and appoint directors with a breadth and depth of experience.
Board Composition
When possible, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:
• A director who attends less than 75% of the board and applicable committee meetings.
• A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore withhold from a:
• CFO who presently sits on the board.
• Director who presently sits on an excessive number of boards.
• Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
• Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
• Director with an interlocking directorship.
Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
Classified Boards
RidgeWorth favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
II. FINANCIAL REPORTING
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividend)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation. We generally recommend abstaining from dividends with payout ratios of less than 10% or more than 200%.
Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.
However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
• When audit fees added to audit-related fees total less than one-third of total fees.
• When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
• When the company has aggressive accounting policies.
• When the company has poor disclosure or lack of transparency in financial statements.
• When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
• When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
III. COMPENSATION
Compensation Report/Compensation Policy
We will usually recommend voting against approval of the compensation report or policy when any of the following occur:
• Executives are employed without service contracts;
• Service contracts provide for notice periods longer than one year;
• Service contracts provide for the enhancement of employment terms or compensation rights in excess of one year in the event of a change of control;
• Payments have been made or longer-term obligations entered into (including pension obligations) to compensate an executive who has voluntary left the company and this has not been fully disclosed and justified;
• Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing; or

• Egregious or excessive bonuses, equity awards or severance payments.
Long Term Incentive Plans
RidgeWorth recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.
In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.
Performance-Based Equity Compensation
RidgeWorth believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).
Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.
There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
Director Compensation
RidgeWorth believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be reasonable in order to retain and attract qualified individuals.
RidgeWorth compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
Limits on Executive Compensation
As a general rule, RidgeWorth believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.
However, RidgeWorth favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
IV. GOVERNANCE STRUCTURE
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it might force shareholders to vote in favor of amendments that they might otherwise reject had they been submitted as separate proposals. In such cases, we will analyze each change individually. We will recommend voting for the proposal only when we believe that all of the amendments are in the best interests of shareholders.
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
RidgeWorth believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Increase in Authorized Shares

RidgeWorth believes that adequate capital stock is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100 % of the number of shares currently authorized unless, after the increase the company would be left with less than 30 % of its authorized shares outstanding.
Issuance of Shares
Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5% of the issued ordinary share capital of the company. If the proposal contains a figure greater than 5%, the company should provide an explanation. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).
Supermajority Vote Requirements
RidgeWorth favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

*	Management believes that it is in the best interest of shareholders to abstain from voting shares in countries that participate in share blocking for securities held in the RidgeWorth International Equity 130/30 Fund.

DOMESTIC PROXY VOTING POLICY UPDATED 5/15/2009
RIDGEWORTH CAPITAL MANAGEMENT, INC.
APPLIED TO ERISA AND NON-ERISA ACCOUNTS AND FUNDS

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
1. 0.	Operational Items	Adjourn Meeting	To provide management with the authority to adjourn an annual or special meeting, except in cases where it does not benefit shareholders	F

1.1.	Operational Items	Amend Quorum Requirements	To reduce quorum requirements for shareholder meetings below a majority of the shares outstanding	A

1.2.	Operational Items	Amend Minor Bylaws	To make housekeeping changes (updates or corrections) to bylaw or charter, except in cases where there is an adverse effect on shareholder value	F

1.3.	Operational Items	Change Company Name	To change the corporate name	F

1.4.	Operational Items	Date, Time, or Location of Annual Meeting	Management proposals to change the date/time/location of the annual meeting	F

1.5.	Operational Items	Date, Time, or Location of Annual Meeting	Shareholder proposals To change the date/time/location of the annual meeting	A

1.6.	Operational Items	Auditors	To ratify auditors (except as described below)	F

1.6.a	Operational Items	Auditors
To ratify auditors if significant material restatement, the auditor’s contract contains certain provisions that require the company to use alternative dispute resolution or any other situation is identified that may impair the auditor’s ability to perform an independent audit (this can include: audit fees too low or too high, the auditor performs other work than the audit such as tax-shelter work, etc.).
A

1.7.	Operational Items	Auditors	Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services	A

1.8.	Operational Items	Auditors	Shareholder proposals to require audit firm rotation	A

1.9.	Operational Items	Transact Other Business	To approve other business when it appears as voting item	A

2. 0.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees are evaluated taking into consideration independence, performance, experience, and corporate governance.	C

2.1.	Board of Directors	Age Limits	To limit the tenure of outside directors either through term limits or mandatory retirement ages.	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
2.2.	Board of Directors	Board Size	To fix the board size or designate a range for the board size	F

2.3.	Board of Directors	Board Size	To give management the ability to alter the size of the board outside of a specified range without shareholder approval	A

2.4.	Board of Directors	Classification/Declassification of the Board	Management and shareholder proposals to classify the board	C

2.5.	Board of Directors	Classification/Declassification of the Board	Management and shareholder proposals to repeal classified boards and to elect all directors annually.	F

2.6.	Board of Directors	Cumulative Voting	To eliminate cumulative voting.	F

2.7.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting.	A

2.8.	Board of Directors	Director and Officer Indemnification and Liability Protection	Proposals on director and officer indemnification and liability protection not particularly described below.	C

2.9.	Board of Directors	Director and Officer Indemnification and Liability Protection	To eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.	A

2.10.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	A

2.11.	Board of Directors	Director and Officer Indemnification and Liability Protection
To expand coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.
F

2.12.	Board of Directors	Establish/ Amend Nominee Qualifications	To establish or amend director qualifications	A

2.13.	Board of Directors	Establish/ Amend Nominee Qualifications	Shareholder proposals requiring two candidates per board seat	A

2.14.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that directors may be removed only for cause.	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
2.15.	Board of Directors	Filling Vacancies/ Removal of Directors	To restore shareholder ability to remove directors with or without cause.	F

2.16.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that only continuing directors may elect replacements to fill board vacancies.	A

2.17.	Board of Directors	Filling Vacancies/ Removal of Directors	To permit shareholders to elect directors to fill board vacancies.	F

2.18.	Board of Directors	Independent Chairman (Separate Chairman/CEO)	To recommend that the positions of chairman and CEO be combined.	C

2.19.	Board of Directors	Independent Chairman (Separate Chairman/CEO	To recommend that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals.	A

2.20.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals to require that a majority or more of directors be independent	F

2.21.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors	F

2.22.	Board of Directors	Open Access	Shareholder proposals asking for open access	A

2.23.	Board of Directors	Stock Ownership Requirements	Shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

2.24.	Board of Directors	Stock Ownership Requirements	Shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards)	A

2.25.	Board of Directors	Term Limits	Shareholder or management proposals to limit the tenure of outside directors	A

2.30.	Board of Directors	Majority Voting Standard	Shareholder proposals requesting a majority voting standard on election of directors	F

3. 0.	Proxy Contests	Voting for Director Nominees in Contested Elections	Votes in a contested election of directors	C

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
3.1.a	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

3.1.b	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (unless described above)	A

3.2.	Proxy Contests	Confidential Voting	Shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election	A

3.3.	Proxy Contests	Confidential Voting	Management proposals to adopt confidential voting.	A

4. 0.	Antitakeover Defenses and Voting Related Issues	Advance Notice Requirements for Shareholder Proposals/Nominations	Advance notice proposals	F

4.1.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board exclusive authority to amend the bylaws	F

4.2.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board the ability to amend the bylaws in addition to shareholders	F

4.3.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals that ask a company to submit its poison pill for shareholder ratification	C

4.4.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals asking that any future pill be put to a shareholder vote	F

4.5.a	Antitakeover Defenses and Voting Related Issues	Poison Pills	Management proposals to ratify a poison pill	C

4.6.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To restrict or prohibit shareholder ability to take action by written consent	A

4.7.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To allow or make easier shareholder action by written consent	F

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
4.8.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To restrict or prohibit shareholder ability to call special meetings.	A

4.9.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To remove restrictions on the right of shareholders to act independently of management.	F

4.10.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To require a supermajority shareholder vote pertaining to issues other than election of directors.	A

4.11.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To lower supermajority vote requirements pertaining to issues other than election of directors.	F

5. 0.	Mergers and Corporate Restructurings	Appraisal Rights	To restore, or provide shareholders with, rights of appraisal.	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
5.1.	Mergers and Corporate Restructurings	Asset Purchases	On asset purchase proposals	C

5.2.	Mergers and Corporate Restructurings	Asset Sales	Asset sales	C

5.3.	Mergers and Corporate Restructurings	Bundled Proposals	Bundled or “conditioned” proxy proposals	C

5.4.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, absent penalties or likely bankruptcy.	C

5.5.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.	F

5.6.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, absent likely bankruptcy.	C

5.7.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan where bankruptcy is likely if the transaction is not approved	F

5.8.	Mergers and Corporate Restructurings	Formation of Holding Company	To form a holding company	C

5.9.	Mergers and Corporate Restructurings	Going Private Transactions (LBOs and Minority Squeeze outs)	To make the company private rather than public	C

5.10.	Mergers and Corporate Restructurings	Joint Ventures	To form joint ventures	C

5.11.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is not likely	C

5.12.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is likely	F

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
5.13.	Mergers and Corporate Restructurings	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition	To merge with or acquire another company	C

5.14.	Mergers and Corporate Restructurings	Private Placements/ Warrants/Convertible Debentures	To issue a private placement security when bankruptcy is not likely	C

5.15.	Mergers and Corporate Restructurings	Private Placements/ Warrants/Convertible Debentures	To issue a private placement security when bankruptcy is likely	F

5.16.	Mergers and Corporate Restructurings	Spin-offs	To spin off a unit or line of business	C

5.17.	Mergers and Corporate Restructurings	Value Maximization Proposals	To maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.	C

6. 0.	State of Incorporation	Control Share Acquisition Provisions	To opt out of control share acquisition statutes	F

6.1.	State of Incorporation	Control Share Acquisition Provisions	To amend the charter to include control share acquisition provisions.	A

6.2.	State of Incorporation	Control Share Acquisition Provisions	To restore voting rights to the control shares.	F

6.3.	State of Incorporation	Control Share Cash out Provisions	To opt out of control share cash out statutes.	F

6.4.	State of Incorporation	Disgorgement Provisions	To opt out of state disgorgement provisions.	F

6.5.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions	C

6.6.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.	A

6.7.	State of Incorporation	Freeze Out	proposals to opt out of state freeze out provisions	F

6.8.	State of Incorporation	Greenmail	To adopt anti greenmail charter of bylaw amendments Or otherwise restrict a company’s ability to make greenmail payments.	F

6.9.	State of Incorporation	Greenmail	To adopt anti greenmail proposals when they are bundled with other charter or bylaw amendments.	F

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
6.10.	State of Incorporation	Reincorporation Proposals	To change a company’s state of incorporation	C

6.11.	State of Incorporation	Stakeholder Provisions	To consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.	A

6.12.	State of Incorporation	State Anti takeover Statutes
To opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).
C

7. 0.	Capital Structure	Adjustments to Par Value of Common Stock	Management proposals to reduce or eliminate the par value of common stock.	F

7.1.	Capital Structure	Common Stock Authorization	To increase the number of shares of common stock authorized for issuance	C

7.2.	Capital Structure	Common Stock Authorization	To increase the number of authorized shares of the class of stock that has superior voting rights.	C

7.3.	Capital Structure	Common Stock Authorization	To approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain	F

7.4.	Capital Structure	Dual-class Stock	Proposals to create a new class of common stock with superior voting rights	A

7.5.	Capital Structure	Dual-class Stock
To create a new class of nonvoting or sub-voting common stock if:

•     It is intended for financing purposes with minimal or no dilution to current shareholders

•     It is not designed to preserve the voting power of an insider or significant shareholder
F

7.6.	Capital Structure	Issue Stock for Use with Rights Plan	To increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).	A

7.7.	Capital Structure	Preemptive Rights	Shareholder proposals that seek preemptive rights	C

7.8.	Capital Structure	Preferred Stock	To authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).	A

7.9.	Capital Structure	Preferred Stock	To create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).	F

7.10.	Capital Structure	Preferred Stock	To authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable	F

7.11.	Capital Structure	Preferred Stock	To increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.	A

7.12.	Capital Structure	Preferred Stock	To increase the number of blank check preferred shares	A

7.13.	Capital Structure	Recapitalization	Recapitalizations (reclassifications of securities)	C

7.14.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced	F

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
7.15.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split to avoid delisting.	F

7.16.	Capital Structure	Reverse Stock Splits	To implement a reverse stock splits that do not proportionately reduce the number of shares authorized or considered “going dark” transactions.	C

7.17.	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms	F

7.17.a	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which derivatives may be utilized	C

7.18.	Capital Structure	Stock Distributions: Splits and Dividends
Management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance
F

7.19.	Capital Structure	Tracking Stock	To authorize the creation of tracking stock	C

8.0.	Executive and Director Compensation	Executive Compensation	Executive compensation plans or plan amendments.	C

8.1.	Executive and Director Compensation	Director Compensation	Plans for director compensation	C

8.5.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans .	C

8.6.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking additional disclosure of executive and director pay information,	A

8.7.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.	A

8.8.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals requiring director fees be paid in stock only	A

8.9.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals to put option re-pricings to a shareholder vote	F

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
8.10.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	For all other shareholder proposals regarding executive and director pay	C

8. 25	Executive and Director Compensation	Performance-Based Stock Options	Shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).	C

8.26.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification	A

8.27.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Proposals to ratify or cancel golden parachutes.	C

8.28.	Executive and Director Compensation	Pension Plan Income Accounting	Shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation	F

8.29.	Executive and Director Compensation	Supplemental Executive Retirement Plans (SERPs)	Shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote	A

8.31.	Executive and Director Compensation	Equity Based Compensation Plans	Management proposals for equity plans	C

8.32	Executive and Director Compensation	Transferable Stock Options	Management and shareholder proposals for new on-going Transferable Stock option plans if the total cost of the company’s equity plans is less than the company’s allowable cap.	F

9. 0.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	To phase out the use of animals in product testing	A

9.1.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Report on animal welfare	A

9.2.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Adopt animal welfare policy	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
9.3.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Pricing	To implement price restraints on pharmaceutical products	A

9.4.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Reimportation
Proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation or proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation
A

9.5.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Genetically Modified Foods
To voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
A

9.6.	Social and Environmental Issues	Genetically Modified Foods	A report on the feasibility of labeling products containing GE ingredients	A

9.7.	Social and Environmental Issues	Genetically Modified Foods	A report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds	A

9.8.	Social and Environmental Issues	Genetically Modified Foods	Report on the health and environmental effects of genetically modified organisms (GMOs)	A

9.9.	Social and Environmental Issues	Genetically Modified Foods
To completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients
A

9.10.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Handguns	Reports on a company’s policies aimed at curtailing gun violence in the United States	A

9.11.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: HIV/AIDS	Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations	A

9.12.	Social and Environmental Issues	HIV/AIDS	To establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries	A

9.13.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Predatory Lending	Reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight,	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
9.14.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Tobacco	Proposals seeking stronger product warnings	A

9.15.	Social and Environmental Issues	Tobacco	Proposals asking that the company’s operating facilities be smoke-free	A

9.16.	Social and Environmental Issues	Tobacco	Proposals dealing with product placement in stores or advertising to youth.	A

9.17.	Social and Environmental Issues	Tobacco	Proposals asking the company to cease production of tobacco-related products or cease selling products to tobacco companies.	A

9.18.	Social and Environmental Issues	Tobacco	Proposals to spin-off tobacco-related businesses:	A

9.19.	Social and Environmental Issues	Tobacco	Proposals prohibiting investment in tobacco equities.	A

9.20.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Toxic Chemicals
Proposals requesting that a company discloses its policies related to toxic chemicals, proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, or proposals requiring that a company reformulate its products within a certain timeframe.
A

9.21.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Arctic National Wildlife Refuge	Requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR)	A

9.22.	Social and Environmental	ENVIRONMENT AND ENERGY:	Proposals to adopt the CERES Principles	A
	Issues	CERES Principles

9.23.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Environmental-Economic Risk Report
Proposals requests reports assessing economic risks of environmental pollution or climate change or reports outlining potential environmental damage from operations in protected regions, including wildlife refuges.
A

9.24.	Social and Environmental Issues	Environmental Reports	Proposals for reports disclosing the company’s environmental policies.	A

9.25.	Social and Environmental Issues	Nuclear Safety	Proposals requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
9.26.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Global Warming	Proposals to make reports on the level of greenhouse gas emissions from the company’s operations and products.	A

9.27.	Social and Environmental	ENVIRONMENT AND ENERGY:	Proposals to adopt a comprehensive recycling strategy	A
	Issues	Recycling

9.28.	Social and Environmental	ENVIRONMENT AND ENERGY:	Proposals to invest in renewable energy sources.	A
	Issues	Renewable Energy

9.29.	Social and Environmental Issues	Renewable Energy	Requests for reports on the feasibility of developing renewable energy sources	A

9.30.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Sustainability Report	Proposals to make report on its policies and practices related to social, environmental, and economic sustainability	A

9.31.	Social and Environmental	ENVIRONMENT AND ENERGY:	Report on energy efficiency	A
	Issues	Efficiency Report

9.32.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Kyoto Protocol	Proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets	A

9.33.	Social and Environmental Issues	LAND USE	Proposals that request the disclosure of detailed information on a company’s policies related to land use or development	A

9.34.	Social and Environmental Issues	CAFOs	Proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs)	A

9.35.	Social and Environmental Issues	GENERAL CORPORATE ISSUES:	Proposals to affirm political nonpartisanship in the workplace	A
Charitable/ Political Contributions

9.36.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to report or publish in newspapers the company’s political and/or charitable contributions	A

9.37.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to prohibit the company from making political contributions	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
9.38.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to restrict the company from making charitable contributions	A

9.39.	Social and Environmental Issues	Charitable/ Political Contributions
Proposals to publish a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company
A

9.40.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Link Executive Compensation to Social Performance	Proposals to review ways of linking executive compensation to social factors	A

9.41.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: China Principles	Proposals to implement the China Principles.	A

9.42.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: Country-specific human rights reports	Proposals to make reports detailing the company’s operations in a particular country and steps to protect human rights	A

9.43.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: International Codes of Conduct/Vendor Standards	Proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring	A

9.44.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: MacBride Principles	Proposals to endorse or increase activity on the MacBride Principles.	A

9.45.	Social and Environmental Issues	MILITARY BUSINESS: Foreign Military Sales/Offsets	Proposals to make reports on foreign military sales or offsets.	A

9.46.	Social and Environmental Issues	MILITARY BUSINESS: Landmines and Cluster Bombs	Proposals asking the company to renounce future involvement in antipersonnel landmine production	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
9.47.	Social and Environmental Issues	MILITARY BUSINESS: Nuclear Weapons	Proposals asking the company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts	A

9.48.	Social and Environmental Issues	MILITARY BUSINESS: Operations in Nations Sponsoring Terrorism (Iran)	Proposals asking the company to appoint a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran,	A

9.49.	Social and Environmental Issues	MILITARY BUSINESS: Spaced-Based Weaponization	Proposals asking the company to make reports on a company’s involvement in spaced-based weaponization	A

9.50.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Requests for reports on the company’s efforts to diversify the board	A

9.51.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Proposals asking the company to increase the representation of women and minorities on the board	C

9.52.	Social and Environmental Issues	WORKPLACE DIVERSITY: Equal Employment Opportunity (EEO)	Proposals to increase regulatory oversight of EEO programs	A

9.53.	Social and Environmental Issues	WORKPLACE DIVERSITY: Glass Ceiling	To increase regulatory oversight of EEO programs and Glass Ceiling proposals	A

9.54.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Exclude reference to sexual orientation from the EEO statement	A

9.55.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Proposals to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation	A

9.56.	Social and Environmental Issues	Sexual Orientation	Proposals to extend company benefits to or eliminate benefits from domestic partners	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
9.57	Social and Environmental Issues	Outsourcing	Proposals asking for companies to report on the risks associated with outsourcing or offshoring.	A

9.58	Social and Environmental Issues	Community Impact Assessment	Proposals asking for reports outling the potential community impact of company operations in specific regions.	A

9.59	Social and Environmental Issues	Internet Privacy and Censorship	Proposals requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.	F

10. 0	Mutual Fund Proxies	Election of Directors	Director nominees who are not described below	F

10.1.	Mutual Fund Proxies	Election of Directors	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years	W

10.2.	Mutual Fund Proxies	Convert Closed-end Fund to Open-end Fund	Conversion Proposals	C

10.3.	Mutual Fund Proxies	Proxy Contests	Proxy Contests	C

10.4.	Mutual Fund Proxies	Investment Advisory Agreements	Investment Advisory Agreements	F

10.5.	Mutual Fund Proxies	Approve New Classes or Series of Shares	The establishment of new classes or series of shares.	F

10.6.	Mutual Fund Proxies	Change Fundamental Restriction to Nonfundamental Restriction	Proposals to change a fund’s fundamental restriction to a non fundamental restriction	C

10.7.	Mutual Fund Proxies	Change Fundamental Investment Objective to Nonfundamental	Proposals to change a fund’s fundamental investment objective to a non fundamental investment objective	C

10.8.	Mutual Fund Proxies	Name Change Proposals	Name change proposals.	F

10.9.	Mutual Fund Proxies	Change in Fund’s Sub classification	To change a fund’s sub-classification	F

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
10.10.	Mutual Fund Proxies	Disposition of Assets/Termination/Liquidation	To dispose of assets, liquidate or terminate the fund	F

10.11.	Mutual Fund Proxies	Changes to the Charter Document	To make changes to the charter document	C

10.12.	Mutual Fund Proxies	Changes to the Charter Document	Removal shareholder approval requirement to reorganize or terminate the trust or any of its series	F

10.13.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement for amendments to the new declaration of trust	F

10.14.	Mutual Fund Proxies	Changes to the Charter Document
Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
F

10.15.	Mutual Fund Proxies	Changes to the Charter Document	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares	F

10.16.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to engage in and terminate Sub-advisory arrangements	F

10.17.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to change the domicile of the fund	F

10.18.	Mutual Fund Proxies	Change the Fund’s Domicile	Fund’s Reincorporation	C

10.19.	Mutual Fund Proxies	Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval	Proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.	F

10.20.	Mutual Fund Proxies	Distribution Agreements	Distribution agreements	F

10.21.	Mutual Fund Proxies	Master-Feeder Structure	Establishment of a master-feeder structure.	F

10.22.	Mutual Fund Proxies	Mergers	Mergers and Acquisitions	C

10.23.	Mutual Fund Proxies	Shareholder Proposals to Establish Director Ownership Requirement	To mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

Ballot Item / Proposal
Number	Chapter	Section	[F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
10.24.a	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

10.24.b	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (except as described above)	A

10.25.	Mutual Fund Proxies	Shareholder Proposals to Terminate Investment Advisor	To terminate the investment advisor	C

APPENIX C

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THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISBILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
RFSAI-809

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